UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

PATIENT SAFETY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PATIENT SAFETY TECHNOLOGIES, INC.

July 8, 2009

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Patient Safety Technologies, Inc., which will be held on August 6, 2009, at 10:00 a.m., at the Los Angeles Airport Marriott Hotel located at 5855 W. Century Blvd., Los Angeles, California.

At the Annual Meeting, stockholders will be asked to (1) elect three Class I Directors to hold office for a term expiring in 2010, elect two Class II Directors to hold office for a term expiring in 2011, and elect two Class III Directors to hold office for a term expiring in 2012, (2) ratify the appointment of the Company’s independent registered public accounting firm, (3) approve the amendment and restatement of the Company's certificate of incorporation to increase the authorized shares of Common Stock, (4) approve the Patient Safety Technologies, Inc. 2009 Stock Option Plan and (5) approve the amendment of the Company’s certificate of incorporation to provide for annual election of all directors.  Information of these matters is set forth in the accompanying Proxy Statement.

It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend in person.  Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope.  If you do attend the Annual Meeting and wish to vote in person, your proxy can be withdrawn at that time.  We urge you to vote “FOR” the election of all of the nominees named in the Proxy Statement, “FOR” ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the approval of the amendment and restatement of the Company's certificate of incorporation to increase the authorized number of shares, “FOR” the Patient Safety Technologies, Inc. 2009 Stock Option Plan and “FOR” the approval of the amendment of the Company’s certificate of incorporation to provide for annual election  of all directors.

If you have any questions about your proxy card, voting procedures or other matters in the Proxy Statement, please feel free to call us at (951) 587-6201.

Sincerely,

Patient Safety Technologies, Inc.

/s/ Steven H. Kane
Steven H. Kane
Chairman of the Board, President and Chief Executive Officer

PATIENT SAFETY TECHNOLOGIES, INC.
43460 Ridge Park Drive, Suite 140
Temecula, California 92591

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF PATIENT SAFETY TECHNOLOGIES, INC.

To Be Held On August 6, 2009

The 2009 Annual Meeting of the Stockholders of Patient Safety Technologies, Inc., a Delaware corporation, will be held on August 6, 2009, at 10:00 a.m., at the Los Angeles Airport Marriott Hotel, located at 5855 W. Century Blvd., Los Angeles, California for the following purposes, each of which is described more fully in the accompanying proxy statement:

1.  Proposal No. 1A  (For Holders of Common Stock only):  To elect three Class I Directors to hold office for a term expiring in 2010, elect one Class II Director to hold office for a term expiring in 2011, and elect one Class III Director to hold office for a term expiring in 2012, or until each of their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws.  In the event that Proposal No. 5 described below is approved by the stockholders, each director will be elected to serve until the Company’s next annual meeting of stockholders, or until each of their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws.

2.  Proposal No. 1B (For Holders of Preferred Stock only):  To elect three Class I Directors to hold office for a term expiring in 2010, elect two Class II Directors to hold office for a term expiring in 2011, and elect two Class III Directors to hold office for a term expiring in 2012, or until each of their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws.  In the event that Proposal No. 5 described below is approved by the stockholders, each director will be deemed to have been elected to serve until the Company’s next annual meeting of stockholders, or until each of their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws.

2.  Proposal No. 2:  To ratify the appointment by our Board of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

3.  Proposal No. 3:  To approve the amendment and restatement of the Company's certificate of incorporation to increase the authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares.

4.  Proposal No. 4:  To approve the Patient Safety Technologies, Inc. 2009 Stock Option Plan.

5.  Proposal No. 5:  To approve the amendment of the Company’s certificate of incorporation to provide for annual election of all directors.

6.  To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on June 16, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder of record as of the Record Date will be entitled to one vote for each share of Common Stock and one vote for each share of Preferred Stock held on the Record Date.

July 8, 2009	By Order of the Board of Directors

/s/ Steven H. Kane
Steven H. Kane
Chairman of the Board, President, and Chief Executive Officer

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend, please vote your shares using any of the following methods: Common stockholders may vote by telephone or the Internet, as described in the instructions in the proxy card; Common and Preferred stockholders may complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope; or Common and Preferred stockholders may vote in person at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

PATIENT SAFETY TECHNOLOGIES, INC.
43460 Ridge Park Drive, Suite 140
Temecula, California 92591

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

August 6, 2009

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

You have been sent this proxy statement and the enclosed proxy card because Patient Safety Technologies, Inc. is soliciting your proxy to vote at the Annual Meeting on the proposals described in this proxy statement. You are invited to attend the Annual Meeting to vote in person on the proposals. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares as further described in the proxy statement and on the enclosed proxy card.  The Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy cards are first being mailed to stockholders on or about  July 23, 2009.

When Is the Annual Meeting?

August 6, 2009, 10:00 a.m. Pacific Daylight Time.

Where Will the Annual Meeting Be Held?

The meeting will be held at the Los Angeles Airport Marriott Hotel, located at 5855 W. Century Blvd., Los Angeles, California.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 16, 2009, will be entitled to vote at the Annual Meeting. You are entitled to one vote for each share of Common Stock and Preferred Stock held on that date. As of the Record Date, there were 17,197,872 shares of Common Stock and 10,950 shares of Preferred Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company encourages you to fill out and return the enclosed proxy card to ensure your representation at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization on how to vote the shares in your account. You are also invited to attend the Annual Meeting, as discussed further below. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. Your brokerage firm, bank, dealer or other agent should have provided you a voting instruction card for you to use in directing the stockholder of record how to vote your shares or obtain a proxy allowing you to vote your shares personally.

What am I voting on?

There are five matters scheduled for a vote at the Annual Meeting:

•
Proposal No. 1A (For Holders of Common Stock only): To elect three Class I Directors to hold office for a term expiring in 2010, elect one Class II Director to hold office for a term expiring in 2011, and elect one Class III Director to hold office for a term expiring in 2012, or until each of their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws.  In the event that Proposal No. 5 described below is approved by the stockholders, each director will be deemed to have been elected to serve until the Company’s next annual meeting of stockholders, or until each of their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws.

•
Proposal No. 1B (For Holders of Preferred Stock only):  To elect three Class I Directors to hold office for a term expiring in 2010, elect two Class II Directors to hold office for a term expiring in 2011, and elect two Class III Directors to hold office for a term expiring in 2012, or until each of their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws.  In the event that Proposal No. 5 described below is approved by the stockholders, each director will be deemed to have been elected to serve until the Company’s next annual meeting of stockholders, or until each of their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws.

•
Proposal No. 2:  To ratify the appointment by our Board of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

•
Proposal No. 3:  To approve the amendment and restatement of the Company's certificate of incorporation to increase the authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares.

•	Proposal No. 4: To approve the Patient Safety Technologies, Inc. 2009 Stock Option Plan.

•	Proposal No. 5: To approve the amendment of the Company’s certificate of incorporation to provide for annual election of all directors.

•	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of these proposals, as well as the recommendation of the Board with respect to each of these proposals, is described in greater detail elsewhere in this proxy statement.

With respect to the election of directors, you may either vote “FOR” the nominee proposed by the Board or you may abstain from voting for the nominee specified. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

How do I vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card.  Registered holders of Common Stock may also vote over the Internet or by telephone, as described below.  To vote in person, you need only attend the Annual Meeting, where you will be given a ballot to vote on each of the proposals.

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage prepaid envelope provided. If you are a holder of record of Common Stock, you should complete, sign and date the proxy card marked with “Common Stock” in the upper right hand corner. If you are a holder of record of Preferred Stock, you should complete, sign and date the proxy card marked with “Preferred Stock” in the upper right hand corner. If you are a holder of record of both Common Stock and Preferred Stock, you should complete, sign and date both proxy cards. So long as we receive your signed proxy card by the Annual Meeting, your shares will be voted as you have directed on the card.

Can I vote by telephone or electronically?

If you are a holder of Common Stock registered in your name, you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card.  Registered holders of Preferred Stock must sign and return the enclosed proxy card in the enclosed envelope.  If your shares of Common Stock are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

If you vote your proxy over the Internet or by telephone, you do NOT need to mail back your proxy card.

Whether or not you plan to attend the Annual Meeting, the Company encourages you to vote by proxy to ensure your representation at the Annual Meeting. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

What if my Shares are Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer, or other similar organization, you should have received a voting instruction card with these proxy materials from that organization. Simply complete and mail the voting instruction card to ensure your representation at the Annual Meeting. Alternatively, you may vote in person at the Annual Meeting. However, to vote in person at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization. Follow the instructions from your brokerage firm, bank, dealer, or other similar organization included with these proxy materials, or contact your brokerage firm, bank, dealer, or other similar organization to request a proxy form.

If you do not give instructions to your broker, your broker can vote your shares only with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of certain self-regulatory organizations, such as the New York Stock Exchange and the American Stock Exchange, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (which are considered shares for which the brokerage firm, bank, dealer, or other similar organization or nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals).

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock and one vote for each share of Preferred Stock you own as of the Record Date.  The Common Stock and Preferred Stock will vote together as a single class with regard to each of the proposals to be considered at the Annual Meeting, except with respect to Proposal Number 1 where each share of Preferred Stock votes for two directors as a separate class, except that holders of Preferred Stock will vote as a separate class on the election of two directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “FOR” the election of each nominee for director and “FOR” each of the other proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card as your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company may also reimburse brokerage firms, banks, dealers, or other similar organizations or agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, the Company’s directors and officers may also solicit proxies in person, by telephone or by other means of communication; however, directors and officers will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card marked “Common Stock” or “Preferred Stock” in the upper right hand corner, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Can I change my vote after submitting my proxy card?

You can change your vote by revoking your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a more recent date than that of the proxy card first submitted before the Annual Meeting date;

•	You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 43460 Ridge Park Drive, Suite 140, Temecula, California 92590; or

•
You may attend the Annual Meeting and vote in person in accordance with the procedures specified above. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. Furthermore, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Following the final vote at the Annual Meeting, you may not revoke your proxy or otherwise change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

How many votes are needed to approve each proposal?

•
Proposal No. 1: For the two director positions to elected by holders of Preferred Stock, the nominees for director receiving the highest number of affirmative votes properly cast in person or by proxy at the Annual Meeting by the holders of Preferred Stock, voting as a separate class, will be elected.  For all other director positions, the nominees for director receiving the highest number of affirmative votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, will be elected. Abstentions and broker non-votes will have no effect on the result of the vote

•
Proposal No. 2: Proposal No. 2 (to ratify the appointment by our Board of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•
Proposal No. 3: Proposal No. 3 (the amendment and restatement of the Company’s certificate of incorporation to increase the authorized number of shares of Common Stock) must receive a "FOR" vote from the majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" Proposal No. 3.

•
Proposal No. 4: Proposal No. 4 (to approve the Patient Safety Technologies, Inc. 2009 Stock Option Plan) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•
Proposal No. 5: Proposal No. 5 (to approve the amendment of the Company’s certificate of incorporation to provide for annual election of all directors) must receive a “FOR” vote from the majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class.  Abstentions and broker non-votes will have the same effect as votes “against” Proposal No. 5.

The approval of each proposal described in this proxy statement is independent from the approval of each of the other proposals described in this proxy statement.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock and Preferred Stock are represented by stockholders present at the Annual Meeting or by proxy. As of the Record Date, there were 17,197,872 shares of Common Stock and 10,950 shares of Preferred Stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy card or if you vote at the Annual Meeting. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are to be announced at the Annual Meeting. Final voting results will be published in the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2009.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

REASONS FOR THE ANNUAL MEETING

The Annual Meeting is being held in order to vote on several important proposals. Each proposal that will be presented at the Annual Meeting is described in greater detail below.

PROPOSAL NO. 1A & PROPOSAL NO. 1B
ELECTION OF DIRECTORS

Background

At the Annual Meeting, stockholders will vote on the election of seven directors.   Two directors are to be elected by a vote of the holders of Preferred Stock voting as a separate class under the terms of the Company’s charter documents (Mr. Herbert Langsam and Dr. Louis Glazer are the nominees for these director positions).  All other directors are to be elected by a vote of all holders Common Stock and Preferred Stock voting together as a single class.

Under the terms of the Company’s current charter, the Company has a classified Board of Directors divided into three classes, Classes I, II and III.  Directors of each Class are normally elected staggered terms of three years per Class.  However, because the Company has not held an Annual Meeting of Stockholders during the last two years, directors of all Classes are standing for election at the 2009 Annual Meeting of Stockholders:

•	Class I directors will be elected for a one-year term ending in 2010.
•	Class II directors will be elected for a two-year term ending in 2011.
•	Class III directors will be elected for a three-year term ending in 2012.

At the Annual Meeting, stockholders are also being asked to approve an amendment to the Company’s Certificate of Incorporation eliminating the classification of the Board of Directors, meaning that all directors would be elected on an annual basis, as further described in Proposal 5 below.  If the stockholders approve the foregoing proposal at the Annual Meeting, then in lieu of the staggered terms described above, each director nominee will be deemed to be elected for a one-year term ending in 2010.

Directors serve until their successors are elected and qualified. No current disagreement exists between the Company and any of the current members of the Board regarding the operations, policies or practices of the Company.

Director Nominees

Steven H. Kane, Chairman of the Board, President and Chief Executive Officer of the Company, is nominated for election to the Board as a Class I Director for a term expiring in 2010. Mr. Kane was appointed to fill an open directorship on February 7, 2008, in accordance with the terms of a Securities Purchase Agreement dated October 17, 2007 by and between the Company and Francis Capital Management, LLC.

John P. Francis, is nominated for election to the Board as a Class I Director for a term expiring in 2010. Mr. Francis was appointed to fill an open directorship on November 26, 2007, in accordance with the terms of a Securities Purchase Agreement dated October 17, 2007 by and between the Company and Francis Capital Management, LLC.

Howard E. Chase, is nominated for election to the Board as a Class I Director for a term expiring in 2010.  Mr. Chase was appointed to fill an open directorship on June 22, 2009.

Herbert Langsam, is nominated for election to the Board as a Class II Director for a term expiring in 2011.  Mr. Langsam is nominated for a Board seat to be voted upon by holders of Preferred Stock voting as a separate class.  Mr. Langsam was first elected to the Board on October 22, 2004.

Wenchen Lin, is nominated for election to the Board as a Class II Director for a term expiring in 2011. Mr. Lin was appointed to fill an open directorship on March 28, 2007, in accordance with the terms of a Subscription Agreement dated January 29, 2007 by and between the Company and A Plus International, Inc.

Louis Glazer, M.D. Ph.G., is nominated for election to the Board as a Class III Director for a term expiring in 2012. Dr. Glazer is nominated for a Board seat to be voted upon by holders of Preferred Stock voting as a separate class.  Dr. Glazer was first elected to the Board on October 22, 2004.

Loren L. McFarland, has been nominated for election to the Board as a Class III Director for a term expiring in 2012.  Mr. McFarland was appointed to fill an open directorship on June 22, 2009.

Information Regarding the Company’s Directors and Nominees

The names and certain information concerning the current directors and the persons nominated by the Board to be elected as directors of the Company at the Annual Meeting are set forth below. All shares represented by the proxies will be voted “FOR” the election to the Board of the nominees named below unless authority to vote for the nominees has been withheld in the proxy. Although the nominees have consented to serve as directors if elected, and the Board has no reason to believe that the nominees will be unable to serve as directors, if the nominees withdraw or otherwise become unavailable to serve, shares represented by the proxies will be voted “FOR” any substitute nominees designated by the Board.

The following table sets forth certain information regarding the Company’s current directors whose terms of office will continue after the Annual Meeting and the nominees for election to the Board at the Annual Meeting. The background information for each of the current directors and the nominees set forth below has been provided to the Company by each respective individual.

Nominees for Director

Name and Year First Elected Director	Age	Background Information

Steven H. Kane (2008)	56
Steven H. Kane has served as the Company’s President and Chief Executive Officer since May 2009, and has served as a director of the Company since November 26, 2007 and was appointed Chairman February 7, 2008.  Before joining the Company as President and Chief Executive Officer in May 2009, Mr. Kane was the President, Chief Executive Officer and Director of Protalex, Inc. (OTCBB: PRTX) from 2002 to 2009 and has over 30 years experience in the health care industry. From April 1997 to August 2000, Mr. Kane served as Vice President of North American Sales & Field Operations for Aspect Medical. While at Aspect, he helped guide the company to a successful initial public offering in January 2000. Prior to Aspect, Mr. Kane was Eastern Area Vice President for Pyxis Corporation, where he was instrumental in positioning the company for its successful initial public offering in 1992. Pyxis later was acquired by Cardinal Health for $1 billion. Prior to that, Mr. Kane worked in sales management with Eli-Lilly and Becton Dickinson.

John P. Francis (2007)	43
John P. Francis has served as a director of the Company since November 26, 2007 and is a current nominee for reelection as a Class I Director.  Mr. Francis has served as Managing Member of Francis Capital Management, LLC, an investment management firm specializing in small capitalization equities, since 2000. Mr. Francis has over eighteen years of experience in investment management, finance and accounting.  Mr. Francis earned his bachelor’s degree in economics and MBA from the Anderson School of Business at the University of California, Los Angeles.

Howard E. Chase (2009)	73
Howard E. Chase, is a current nominee for election as a Class I Director. Since December 2001, he has served as President and Chief Executive Officer of The Hollandbrook Group, LLC, which provides advisory, director and executive services to early stage companies. Mr. Chase served as President and Chief Executive Officer of Carret Holdings, Inc. (formerly Matrix Global Investments, Inc.), a holding company for asset management businesses, from June 1999 until December 2001. Mr. Chase served as President and Chief Executive Officer of Trident Rowan Group, Inc., a U.S. public holding company with interests in certain Italian companies and real estate, from September 1993 to March 1998 and served as Chairman of the Board of TRGI from March 1998 to December 1999. From 1984 to August 1995, Mr. Chase was a partner in the law firm of Morrison Cohen Singer & Weinstein, LLP in New York City.  Mr. Chase served on the board of Thoatec Corporation from 1986 until May 2009.  Mr. Chase currently sits on the board of several companies, including ThinGap LLC, an electrical motor manufacturer, and the Music Academy of the West, a Santa Barbara, California non-profit organization.  Mr. Chase earned his bachelor’s degree from Harvard University and his law degree from Harvard Law School.

Herbert Langsam (2004)	78
Herbert Langsam has served as a Class II Director of the Company since October 22, 2004 and is a current nominee for reelection as a Class II Director.  Since 1999, Mr. Langsam has also served as president of Medicare Recoveries, Inc., a private company located in Oklahoma City, Oklahoma, focused on providing Medicare claims and recovery services.  Mr. Langsam serves as a member of the board of trustees for the Geriatric Research Drug Therapy Institute and as an adjunct professor at the University of Oklahoma Pharmacy School. Previously, Mr. Langsam was the founder, president and chief executive officer of Langsam Health Services, a conglomerate of health care companies that serviced 17,000 long-term care residents, which was acquired by Omnicare, Inc. in 1991. Mr. Langsam also served as the vice president of pharmacy services for Omnicare, Inc. following its acquisition of Langsam Health Services. Mr. Langsam received his B.S. in pharmacy from the University of Oklahoma.

Wenchen Lin (2007)	53
Wenchen Lin has served as a Class II Director of the Company since March 28, 2007 and is a current nominee for reelection as a Class II Director. Mr. Lin has almost twenty years experience as the President and founder of A Plus International, a manufacturer producing a variety of surgical dressings, film and plastic products and servicing the custom procedural tray industry on cotton textile products. A Plus has established relationships with key market leaders in the industries A Plus services. Mr. Lin began his career serving  in executive positions in large trade and shipping companies, such as Trade Diversified, Inc. and Brother Trucking Co. and has substantial knowledge and experience in oversees factories, trade, transport and distribution. Mr. Lin received his MBA from Ohio University and his accounting degree from Taiwan Suzhou University.

Louis Glazer, M.D., Ph.G. (2004)	78
Louis Glazer, M.D., Ph.G. has served as a Class III Director of the Company since October 22, 2004 and is a current nominee for reelection as a Class III Director. From 2004 to 2006, Dr. Glazer has served in various positions of the Company, including Chairman of the Board, Chief Executive Officer, Vice-Chairman and Chief Health and Science Officer, overseeing the development of the Company’s Safety-Sponge™ system. Until 2002, Dr. Glazer served as the chief anesthesiologist and medical director for the Vitreo-Retinal Clinic in Memphis, Tennessee for over 25 years. Prior to that, Dr. Glazer taught obstetrics anesthesia at the University of Tennessee, while practicing anesthesiology at numerous hospitals in Memphis, Tennessee. Dr. Glazer received his B.S. in pharmacy from the University of Oklahoma and his M.D. from the University of Bologna School of Medicine in Italy.  He presently serves on the Executive Council of the Center for Patient Safety Research and Practice at Harvard Medical School and the Brigham and Women’s Hospital in Boston, MA.

Loren L. McFarland (2009)	50
Loren L. McFarland, is a current nominee for election as a Class III Director. He is currently an independent consultant providing financial advisory services to start-ups in the medical device industry.  He served as Chief Financial Officer and Treasurer of Mentor Corporation, a NYSE listed medical device company from May 2004 to November 2007.  From 1985 to 2004 he filled various financial positions at Mentor including Vice President of Finance and Corporate Controller from 2001 to May 2004, Controller from 1989 to 2001, Assistant Controller from 1987 to 1989 and General Accounting Manager from 1985 to 1987. Prior to his employment with Mentor, Mr. McFarland was employed by Touche Ross and Co., a public accounting firm, as a Certified Public Accountant and auditor from 1981 to 1985.  Mr. McFarland earned his bachelor’s degree in Business Administration and Accounting from the University of North Dakota and a master’s degree in Business Administration from the Anderson School at University of California at Los Angeles in 1999.  Mr. McFarland recently completed the ISS Director Certification Program at UCLA.

Our Board has determined that Messrs. Langsam, Chase and McFarland are each “independent” as that term is defined by the NASDAQ Stock Market Rules.  Under the NASDAQ definition, an independent director is a person who is not an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the issuer's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who: (1) is not currently, and has not been over the past three years, employed by the company (and none of whose family members has been an executive officer of the Company during that period); (2) has not (or whose immediate family members have not) been paid, or accepted a position providing for, more than $120,000 during any 12-month period in the current or past three fiscal years (other than compensation for service as a director);  (3) has not (and whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organization’s consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (and whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of the Company has served on that company’s compensation committee; or (5) is not currently (and whose immediate family members are not currently), and has not been over the past three years (and whose immediate family members have not been over the past three years) a partner of the Company’s outside auditor. A director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company shall not be considered independent.

Role of the Board

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our Board. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2008 Board Meetings

Our Board met eleven times during the fiscal year ended December 31, 2008.  Each Board member, including each of the director nominees, with the exception of Mr. Lin, attended 90% or more of the aggregate number of meetings of the Board and of the committees on which he or she served that were held while he or she was a director or committee member, respectively, during fiscal 2008.  Mr. Lin attended 73% of the meetings held.

Board Committees

Our Board has established the following committees:

Compensation Committee

The Compensation Committee operates pursuant to an Amended and Restated Charter of the Compensation Committee. The Compensation Committee determines and recommends to the Board the compensation to be paid the Company’s executive officers and also reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee determines and recommends to the Board the terms of stock option grants to be awarded to the Company’s officers, employees, directors and consultants under the Company’s equity incentive plans.  The Committee may also determine other individual performance awards for such officers and employees.

The Compensation Committee members currently are Howard E. Chase, Loren L. McFarland and Herbert Langsam.  Mr. Chase and Mr. McFarland are considered independent under Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  Each member of the Compensation Committee is a “non-employee director” for purposes of Rule 16b-3 under Section 16 of the Exchange Act.  None of these individuals is a present or former officer or employee of the Company.   Mr. Chase serves as the Chairman of the Compensation Committee.

Audit Committee

The primary function of the Audit Committee is to oversee and monitor the Company’s accounting and reporting processes and the audits of the Company’s financial statements. The Audit Committee members currently are Loren L. McFarland, Howard E. Chase and Herbert Langsam, all of whom are considered independent under Rule 10A-3 under the Exchange Act.  Mr. McFarland serves as the Chairman of the Audit Committee.  The Board has determined the Mr. McFarland is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term.

Nominating Committee

The primary function of the Nominating Committee is to participate in the consideration of potential nominations for election to the Board. Once prospective nominees are selected, the Nominating Committee presents them to the Board for their evaluation and consideration.  The Nominating Committee members currently are Howard E. Chase, Wenchen Lin and Steven H. Kane.  Mr. Chase is considered independent under Rule 10A-3 under the Exchange Act and serves as the Chairman of the Nominating Committee.

Shareholder Nominations

In order to be considered for election at the 2010 Annual Meeting of Stockholders, a recommendation from a stockholder must be received by the Board no later than March 1, 2010, the 120th calendar day before the date this proxy statement is sent to stockholders in connection with this year’s Annual Meeting.  The stockholder recommendation must include the stockholder’s name and contact information, the candidate’s name and contact information, a description of any relationship between the stockholder and the candidate, a description of the candidate’s qualifications, and a signed statement from the candidate that he or she is willing and able to serve on the Board. Stockholders must submit recommendations in writing to the Board at c/o Corporate Secretary, Patient Safety Technologies, Inc., 43460 Ridge Park Drive, Suite 140, Temecula, CA 92590.

Vote Required

The five nominees for director who will be elected by a vote of the Common Stock and Preferred Stock, voting together as a single class, and the two nominees for director who will be elected by a vote of the Preferred Stock voting as a separate class, receiving the highest number of affirmative votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting as described above, will be elected. Abstentions and broker non-votes will have no effect on the result of the vote.

Voting by the Proxies

The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our bylaws.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR” THE ELECTION TO THE BOARD OF ALL OF THE NOMINEES DESCRIBED IN PROPOSAL NO. 1A AND PROPOSAL 1B.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

On October 6, 2006, the Company, upon the approval of the Audit Committee (which consisted solely of directors who are not “interested persons” of the Company), engaged Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as the Company’s independent registered public accounting firm.  Squar Milner has served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2006, 2007 and 2008 and has been approved by the Audit Committee to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009.  The engagement of Squar Milner to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009 has been unanimously approved by the Board of Directors, and is subject to ratification by the Company’s stockholders at the Annual Meeting.

If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The Company has invited a representative of Squar Milner to be present at the Annual Meeting and if accepted, will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of Squar Milner as the independent public accountants of the Company for the fiscal year ended December 31, 2009.

Fees Paid to Independent Registered Public Accounting Firm for 2008 and 2007

The following are aggregate fees billed to the Company by its independent auditors for work performed in 2008 and 2007:

	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007

Audit Fees	$195,000	$169,000
Audit-Related Fees	$4,000	$—
Tax Fees	$13,000	$9,000
All Other Fees	$—	$—

Total Fees	$212,000	$178,000

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.  Our Audit Committee will consider whether the provision of non-audit services is compatible with maintaining the independent auditor’s independence, and will approve such services, should such a situation arise.

Audit Committee Report

Effective June 22, 2009, Loren L. McFarland, Howard E. Chase and Herbert Langsam joined the Audit Committee.  Mr. McFarland was appointed Chairman of the Committee.  On June 22, 2009 Steven H. Kane resigned from the Audit Committee.  Mr. Kane had served on the Audit Committee as Interim Chairman since January 17, 2008.  On June 11, 2008, Arnold E. Spangler resigned as a director and member of the Audit Committee. From June 11, 2008 through June 22, 2009, the Audit Committee was comprised of Steven H. Kane.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with Squar Milner the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Squar Milner the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission, and the Board approved such inclusion.  This report is provided by the following directors:

Howard E. Chase
Herbert Langsam
Loren L. McFarland

Vote Required

Proposal No. 2 (the ratification of the appointment by the Board of Squar Milner to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR” THE RATIFICATION OF SQUAR MILNER TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS DESCRIBED IN THIS PROPOSAL NO. 2.

PROPOSAL NO. 3
INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Background

The Company is requesting stockholder approval of the amendment and restatement of the Company’s certificate of incorporation to increase the authorized number of shares of Common Stock of the Company, from 25,000,000 shares to 100,000,000 shares.  The Board of Directors has unanimously approved the amendment.

If stockholders approve this Proposal No. 3, Article IV, Section A the Company’s certificate of incorporation will be amended and restated as set forth in the form of Amended and Restated Certificate of Incorporation attached as Appendix A to this proxy statement (the “Restated Certificate”). Assuming the approval of this Proposal No. 3, the Restated Certificate will become effective upon its filing with the Secretary of State of the State of Delaware.

Information concerning the proposed increase in authorized number of shares

An increase in the number of authorized shares of Common Stock in and of itself does not affect the rights of the holders of currently issued and outstanding Common Stock and Preferred Stock. However, the issuance of any additional shares of Common Stock will dilute the Company’s earnings per share and the net asset value per share of current holders.  The issuance of additional shares will also dilute the percentage voting interest of current holders.

Notwithstanding these potential drawbacks, the Board has determined that an  increase in the Company’s authorized capital stock is in the best interest of the Company and its stockholders, as the Company current authorized capital has been effectively exhausted, and additional shares are need to meet the Company’s current obligations and support its future growth.

The Company has no current commitments to issue additional shares of Common Stock, except as follows:

•	Up to 14,563,000 shares are issuable upon exercise of outstanding warrants;

•	Up to 4,712,000 shares are issuable upon exercise of outstanding options to purchase Common Stock;

•
In the event that stockholders approve the adoption of the Company’s 2009 Stock Option Plan as described in Proposal 4 below, an additional 3,000,000 shares will be reserved for issuance under this Plan.

The Company may from time to time consider issuance of additional shares in connection to raise additional capital, or in connection with acquisitions or business combinations.

Vote Required

Proposal No. 3 (amendment and restatement of the Company's certificate of incorporation to increase the authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares) will be approved if the total votes properly cast in person or by proxy at the Annual Meeting by a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR” THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES, AS DESCRIBED IN THIS PROPOSAL NO. 3.

PROPOSAL NO. 4
APPROVAL OF THE COMPANY’S 2009 STOCK OPTION PLAN

Subject to ratification by the stockholders, the Board of Directors has unanimously adopted and approved the Patient Safety Technology, Inc. 2009 Stock Option Plan (the “2009 Plan”). The following summary of the 2009 Plan is qualified in its entirety by reference to its complete text, which is attached to this Proxy Statement as Appendix B.

In the event stockholder approve this Proposal No. 4, the Board will have the discretion to grant options to purchase up to 3,000,000 shares of Common Stock of the Company under the 2009 Plan. These shares are in addition to the 2,500,000 shares reserved for issuance under the Company’s 2004 Stock Option Plan (the 2004 Plan).  As of May 31, 2009, options to purchase an aggregate of 1,627,000 shares of Common Stock and restricted stock awards of an aggregate of 849,000 shares had been issued pursuant to the 2004 Plan.

Description of the 2009 Plan

General

The purpose of the 2009 Plan is to allow the Company to provide equity-based incentives designed to attract, retain and motivate employees of the Company and its subsidiaries.  The Board believes that equity based compensation plays an important role in aligning the incentives of the Company’s employees with the interests of its stockholders.
The 2009 Plan will be administered by our Board or by a committee designated by our Board. The Board or its committee may grant options under the 2009 Plan to employees (including employees who are officers and directors of the Company) and directors of the Company, as well as consultants, advisors and other independent contractors who provide services to the Company.

The Board has approved reserving 3,000,000 shares of Common Stock for issuance under the 2009 Plan (subject to adjustment for stock splits and similar events). This number of shares represents approximately 17.5% of the outstanding Common Stock of the Company as of the Record Date.

Description of Stock Options

The Board or its committee may grant non-statutory options to all eligible plan participants and may grant incentive stock options to eligible plan participants who are employees of the Company or its subsidiaries. With respect to each grant, the Board or its committee will determine the number of shares subject to the award, and the exercise price, term, manner of exercise and vesting terms or other conditions for the option to become exercisable.

Transferability of Options

Options granted under the 2009 Plan are non-transferable during the recipient’s lifetime, and may be transferred only in the event of the holder’s death, by will or the laws of descent and distribution.

Amendment of the 2009 Plan

The Board may amend, suspend or discontinue the 2009 Plan at any time.

Change of Control

In connection with certain change of control transactions, all outstanding options may become exercisable prior to consummation of the transaction if the options are not assumed by the Company’s successor entity.  Any options not exercised or assumed will generally expire upon completion of certain change of control transactions.

Termination of Plan and Dilution

The 2009 Plan will terminate on March 11, 2019, unless sooner terminated by the Board.  No options may be granted after termination of the 2009 Plan, although options outstanding at the time of termination will continue to be exercisable in accordance with their terms. The issuance of shares of Common Stock upon the exercise of options granted under the 2009 Plan will dilute the voting power of current stockholders. The extent of dilution will depend on the number of shares subject to options awarded and exercised.

Federal Income Tax Consequences

THE FOLLOWING DISCUSSION SETS FORTH CERTAIN UNITED STATES INCOME TAX CONSIDERATIONS IN CONNECTION WITH THE 2009 PLAN. THESE TAX CONSIDERATIONS ARE STATED IN GENERAL TERMS AND ARE BASED ON THE INTERNAL REVENUE CODE OF 1986 IN ITS CURRENT FORM AND CURRENT JUDICIAL AND ADMINISTRATIVE INTERPRETATIONS THEREOF. THIS DISCUSSION DOES NOT ADDRESS STATE OR LOCAL TAX CONSIDERATIONS WITH RESPECT TO THE 2009 PLAN. MOREOVER, THE TAX CONSIDERATIONS RELEVANT TO THE 2009 PLAN MAY VARY DEPENDING ON A PARTICIPANT’S STATUS AND CIRCUMSTANCES.

When a non-statutory stock option granted pursuant to the 2009 Plan is exercised, the plan participant will realize ordinary income for tax purposes measured by the difference between the aggregate purchase price of the shares as to which the option is exercised and the aggregate fair market value of shares on the exercise date.  The Company will be entitled to a deduction in the year the option is exercised equal to the amount the plan participant is required to report as ordinary income.

Options that qualify as incentive stock options do not require the plan participant to recognize ordinary income for federal tax purposes upon exercise; and the Company will not be entitled to a federal income tax deduction in connection with the exercise of these options. However, the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an “item of tax preference” for purposes of the alternative minimum tax.

Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee before the later of two years from the date of grant of the option or within one year after the date of exercise of the option, then any gain or loss recognized upon ultimate disposition of the shares will be treated as long-term capital gain or loss. If the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described in the preceding sentence, the optionee must recognize as ordinary income an amount equal to the difference between the optionee’s basis in the shares and the selling price. In that event, the Company will be entitled to a deduction equal to the amount the employee is required to report as ordinary income.

New Plan Benefits

The Board has prospectively authorized a single option award under the 2009 Plan subject to its approval of the 2009 by the Company’s stockholders.  The recipient of this prospective option award of 100,000 shares is an officer of the Company who is not a named executive officer.  This option, if issued, will be granted at the fair market value as of the date of grant.  No other prospective awards have been authorized as of the date of this Proxy Statement with regard to additional issuances.

Vote Required

Proposal No. 4 (the authorization and approval of the Patient Safety Technology, Inc. 2009 Stock Option Plan) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR” THE APPROVAL OF THE PATIENT SAFETY TECHNOLOGY, INC. 2009 STOCK OPTION PLAN AS DESCRIBED IN THIS PROPOSAL NO. 4.

PROPOSAL NO. 5
AMENDMENT OF CERTIFICATE OF INCORPORATION
TO PROVIDE FOR ANNUAL ELECTION OF DIRECTORS

Background

Under the Company’s current certificate of incorporation, the Company’s Board is divided into three classes of directors.  Approximately one-third of the directors stands for election each year for a three-year term.

The Board has unanimously approved, and is recommending that the stockholders vote in favor of, an amendment to the Company’s certificate of incorporation to eliminate the division of the Board into multiple classes. If this proposal is approved, all of the directors of the Company would be elected for one-year terms at each annual meeting of stockholders of the Company.

Information Concerning the Proposed Restructuring of the Board

The proposed elimination of the division of the Board into classes is intended to enhance the ability of the stockholders to alter the composition of the Board on an annual basis.  However, the change in Board structure may affect the continuity and stability in the Company’s leadership and policies, by allowing the entire Board to be replaced each year.

The proposal is the result of the Board ongoing review of the Company’s corporate governance procedures.  The Board weighed the advantages and disadvantages of a declassification of the Board structure, in light of recent trends in corporate governance amongst similarly situated companies.  Proponents of unified boards of directors believe that classified boards reduce the accountability of directors by limiting the ability of stockholders to evaluate director performance and elect directors on an annual basis.  Conversely, advocates of classified boards believe that longer director terms provide greater continuity and stability, and make it easier for Boards to support forward-looking strategies that will enhance stockholder value in the long run.

Although the proposal is not being advanced in connection with any expected change of control of the Company, the change in the structure of the Board may make it easier for a change of control of the Company to be effected.  If this proposal is approved, the entire Board may be replaced at the next annual stockholders’ meeting through the normal election process. As a result, the change in the Board structure may tend to encourage certain takeover bids, which could include takeover bids that some stockholders may feel would not be in their best interests.  Elimination of Board classification may also reduce the negotiating leverage of the Company’s Board and management with certain prospective acquirors, if these potential buyers believe they can acquire control more easily by through a director election contest, rather than arms-length negotiations with the current Board.

While the Company believes that the advantages of having a unitary Board outweigh the potential disadvantages, you should consider all of the relevant effects of a classified Board when voting on this Proposal No. 5.

Amendment of Certificate of Incorporation

If both this Proposal and Proposal No. 2 (increase in authorized number of shares of Common Stock) are approved by the stockholders at the annual meeting, then the Company’s Amended and Restated Certificate of Incorporation will be amended and restated to read as set forth in Appendix A attached to this proxy statement, which eliminates the classified Board provisions contained in our current Certificate of Incorporation.

If this Proposal is approved by the stockholders at the annual meeting, but Proposal No. 2 (increase in authorized number of shares of Common Stock) is not, then Article V, Section A.2. of the Company’s Amended and Restated Certificate of Incorporation will be amended to read as set forth in Appendix A attached to this proxy statement, but no other changes will be made to our Certificate of Incorporation.

Vote Required

Proposal No. 5 (amendment of the Company’s certificate of incorporation to provide for annual election of directors) will be approved if the total votes properly cast in person or by proxy at the Annual Meeting by a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR” THE PROPOSED AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR ANNUAL ELECTION OF DIRECTORS, AS DESCRIBED IN THIS PROPOSAL NO. 5.

ADDITIONAL INFORMATION

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK
OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following tables set forth certain information with respect to beneficial ownership (as that term is defined in the rules and regulations of the SEC) of the Company’s Common Stock and Preferred Stock as of June 30, 2009, by (1) each person who is known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and/or Preferred Stock, (2) each director, including director-nominees, of the Company, (3) each named executive officer listed in the Summary Compensation Table and (4) all directors and named executive officers of the Company as a group. Except as otherwise indicated, to the Company’s knowledge, all shares are beneficially owned and investment and voting power is held as stated by the persons named as owners. The address for all beneficial owners, unless stated otherwise below, is c/o Patient Safety Technologies, Inc., 43460 Ridge Park Drive, Suite 140, Temecula, CA 92590.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)		Percent of Class	Number of Shares of Preferred Stock (2)	Percent of Class

Greater than 5% Beneficial Owners :
Compass Management Limited 795 Ridge Lake Blvd., Suite 106 Memphis, TN 38120	2,600,000	(3)	14.3%	—	—

Francis Capital Management, LLC 429 Santa Monica Blvd., Suite 320 Santa Monica, CA 90401	3,251,640	(4)	17.0%	—	—

Radisson Trading Company No. 87 Lang 58 Rong Hua West Rd., Shanghai 201103 China	1,280,000	(5)	7.2%	—	—

DSAM Fund LP 222 Broadway, 6th Floor New York, NY 10038	1,114,000	(6)	6.3%	—	—

A Plus International, Inc. 5138 Eucalyptus Avenue Chino, California 91710	1,100,000	(7)	6.3%	—	—

Alan E. Morelli 225 Mantua Road Pacific Palisades, California 90272	1,627,252	(8)	8.6%	—	—

Charles J. Kalina III 93 Grove Street Somerville, NJ 08876	1,068,993	(9)	6.1%	—	—

Melanie Glazer 801 Ocean Ave. #403 Santa Monica, CA 90403	471,922	(10)	2.7%	8,150	74.4%

Zealous Partners LLC 15641 Redhill Ave. #200 Tustin, CA 92780	79,068	(11)	*	2,600	23.7%

Directors and Named Executive Officers :
John P. Francis, Director	3,251,640	(4)	17.0%	—	—

Wenchen Lin, Director	1,100,000	(7)	6.3%	—	—

Brian Stewart, Vice President Business Development	663,000	(12)	3.8%	—	—

Herbert Langsam, Director	202,903	(13)	1.2%	—	—

Louis Glazer, M.D., Ph.G., Director	471,922	(14)	2.7%	8,150	74.4%

Steven Kane, Chairman of the Board, President and Chief Executive Officer	166,666	(15)	1.0%	—	—

Howard E. Chase, Director	200,000	(16)	1.2%	—	—

Loren L. McFarland, Director	200,000	(17)	1.2%	—	—

William M. Adams, former Chief Executive Officer	668,517	(18)	3.8%	—	—

Richard Bertran, former President of SurgiCount	287,500	(19)	1.7%	—	—

David Bruce, former Chief Executive Officer	—		—	—	—

William B. Horne, former Chief Executive Officer	412,612	(20)	2.4%	—	—

Mary Lay, Interim Chief Financial Officer	—		—	—	—

All directors and named executive officers as a group (13 persons)	7,624,760		42.1%	8,150	74.4%

* Represents less than 1%

(1)
Applicable percentage ownership is based on 17,197,872 shares of Common Stock outstanding as of June 30, 2009, together with securities exercisable or convertible into shares of Common Stock within 60 days of June 30, 2009 for each security holder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of June 30, 2009 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Applicable percentage ownership is based on 10,950 shares of Series A Convertible Preferred Stock outstanding. Each share of Series A Convertible Preferred Stock is convertible into 22.5 shares of Common Stock. Except as otherwise required by law, each holder of Series A Convertible Preferred Stock is entitled to vote on all matters submitted to our stockholders, voting together with the holders of Common Stock as a single class, with each shares of Series A Convertible Preferred Stock entitled to one vote per share.

(3)	Consists of: (a) 1,600,000 shares of Common Stock; and (b) warrants to purchase 1,000,000 shares of Common Stock.
(4)
Consists of: (a) 1,272,000 shares of Common Stock; and (b) warrants to purchase 1,979,640 shares of Common Stock. John Francis has voting and investment control over the securities held by Francis Capital Management, LLC.

(5)	Consists of: (a) 800,000 shares of Common Stock; and (b) warrants to purchase 480,000 shares of Common Stock.
(6)	Consists of: (a) 640,000 shares of Common Stock; and (b) warrants to purchase 474,000 shares of Common Stock.

(7)
A Plus International, Inc. owns 800,000 shares of Common Stock and warrants to purchase 300,000 shares of Common Stock. Mr. Lin has the power to vote and direct the disposition of all securities owned by A Plus International, Inc.

(8)	Consists of warrants to purchase 1,627,252 shares of Common Stock.
(9)	Consists of: (a) 600,682 shares of Common Stock; and (b) warrants to purchase 468,311 shares of Common Stock.
(10)
Consists of: (a) 83,326 shares of Common Stock; (b) warrants to purchase 70,221 shares of Common Stock; (c) 60,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $4.10 per share that expire on January 31, 2016; (d) 75,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $5.27 per share that expire on March 30, 2015; and (e) 183,375 shares of Common Stock issuable upon conversion of 8,150 shares of Series A Convertible Preferred Stock. Includes Common Stock and Preferred Stock controlled by his spouse, Melanie Glazer.

(11)	Consists of: (a) 20,568 shares of Common Stock; and (b) 58,500 shares of Common Stock issuable upon conversion of 2,600 shares of Series A Convertible Preferred Stock.
(12)
Consists of: (a) 130,000 shares of Common Stock; (b) warrants to purchase 348,000 shares of Common Stock; (c) 60,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $5.27 per share that expire March 30, 2015; and (d) 125,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $0.75 per share.

(13)
Consists of: (a) 118,403 shares of Common Stock; (b) 15,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $4.30 per share that expire on January 25, 2016; (c) 4,500 shares of Common Stock issuable upon exercise of stock options with an exercise price of $5.27 per share that expire on March 30, 2015; and (d) warrants to purchase 65,000 shares of Common Stock.

(14)
Consists of: (a) 83,326 shares of Common Stock; (b) warrants to purchase 70,221 shares of Common Stock; (c) 60,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $4.10 per share that expire on January 31, 2016; (d) 75,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $5.27 per share that expire on March 30, 2015; and (e) 183,375 shares of Common Stock issuable upon conversion of 8,150 shares of Series A Convertible Preferred Stock. Includes Common Stock controlled by her spouse, Louis Glazer M.D.

(15)	Consists of warrants to purchase 166,666 shares of Common Stock.
(16)	Consists of 200,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $0.99 that expire on June 22, 2019.
(17)	Consists of 200,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $0.99 that expire on June 22, 2019.
(18)
Consists of (a) 82,017 shares of Common Stock; (b) 300,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $1.25 that expire on April 10, 2010; and (c) warrants to purchase 286,500 shares of Common Stock.

(19)
Consists of (a) 175,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $1.25 that expire on September 16, 2009; (b) 50,000 shares of Common Stock issuable upon exercise of stock options with an exercise price of $1.39 that expire on September 16, 2009; and (c) warrants to purchase 62,500 shares of Common Stock.

(20)	Consists of (a) 91,000 shares of Common Stock; and (b) warrants to purchase 321,612 shares of Common Stock.

INFORMATION REGARDING THE COMPANY’S
EXECUTIVE OFFICERS, ITS BOARD AND ITS COMMITTEES

Directors and Executive Officers

Our directors and executive officers as of June 30, 2009 are as follows:

Name	Age	Position (s)

Steven H. Kane	56	Chairman of the Board of Directors, President and Chief Executive Officer

Mary A. Lay	52	Interim Chief Financial Officer and Corporate Secretary

Brian Stewart	37	Vice President Business Development

Howard E. Chase	73	Director

John P. Francis	43	Director

Louis Glazer, M.D., Ph.G.	78	Director

Herbert Langsam	78	Director

Wenchen Lin	53	Director

Loren L. McFarland	50	Director

The information below is for executive officers that are not members of our Board of Directors.  Please refer to Proposal No. 1, Election of Directors, for information on members of our Board of Directors.

Mary A. Lay, age 52, Interim Chief Financial Officer and Principal Accounting Officer, Secretary. Prior to joining the Company in July 2008, from 2005 to 2008, Ms. Lay served as the Chief Financial Officer of Meret Optical Communications, Inc. a privately held manufacturer of RF Subsystems; from 2002 to 2004 as Vice President of Finance and Acting Chief Financial Officer of Sorrento Networks Corporation a mid-market manufacturer of intelligent optical networking solutions listed on the NASDAQ Global Market; and from 1999 to 2002 as Chief Financial Officer for a development stage Internet company and a golf publication and manufacturing company.  Ms. Lay earned a MBA from the University of Phoenix and a BA of Business with emphasis in Financial Accounting from National University.  She received her CPA certification in Maryland.

Brian E. Stewart, age 37, Co-Founder of SurgiCount Medical, Inc., Vice President Business Development.  Prior to returning to SurgiCount in January 2009, Mr. Stewart worked in the investment banking division of Credit Suisse  from 2007 to 2009 and CIBC World Markets from 2002 to 2007.  In addition to his investment banking and entrepreneurial experience, Mr. Stewart’s previous experience includes Strome Investment Management, a hedge fund in Santa Monica, CA.  Mr. Stewart received his MBA from The Anderson School at UCLA and his BA in Economics from UCLA where he graduated Phi Beta Kappa and Summa Cum Laude.

Board of Directors and Committee Information

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee and Compensation Committee operate pursuant to committee charters.

For the year ended December 31, 2008, the compensation earned by each director of the Company varied.  Steven H. Kane and David Augustine earned $125,000 and $20,000, respectively in director fees.  Arnold Spangler received a stock award valued at $134,750.  The other directors were eligible to receive a fee of $500 plus reimbursement of expenses incurred in attending each board meeting.  During 2008, the Company did not compensate Messrs. Langsam, Lin, Francis, Glazer and Adams for serving on the Board of Directors.  All compensation earned by Messrs. Kane, Augustine and Spangler is set forth under “Director Compensation” below.  All compensation earned by Messrs. Kane and Augustine for fiscal year 2008 was accrued but not paid.  Mr. Augustine’s accrued directors fees were paid in June 2009.

The Board met seven times during the fiscal year ended December 31, 2007 and eleven times during the fiscal year ended December 31, 2008. Each Board member, with the exception of Mr. Lin attended 90% or more of the aggregate number of meetings of the Board and of the committees on which he or she served that was held during the period for which he or she was a director or committee member, respectively.  Mr. Lin, attended 73% of the meeting held.  Furthermore, it is the Company’s policy to invite, but not require, each of its directors and director nominees to attend the Company’s annual meeting of stockholders.

The following table provides membership and meeting information for 2008 and 2007 for each of the Board’s committees:

Name	Audit		Nominating		Compensation
	2008	2007	2008	2007	2008	2007
Louis Glazer, M.D., Ph.G.(1)	—	—	—	—	X	—
Herbert Langsam(2)	—	X	—	—	X	X
Arnold E. Spangler(3)	X	X	—	—	—	—
David Augustine (4)	X	—	X	—	—	X
Wenchen Lin(5)	—	—	X	—	—	—
John P. Francis(6)	—	—	—	—	—	X
Steven H. Kane(7)*	X	—	X	—	X	—
William Adams(8)	—	—	—	—	—	—

Total meetings in fiscal years	-1-	-0-	-0-	-0-	-0-	-0-

*  Committee Chairperson.
X  Denotes committee member.

(1)	Louis Glazer was elected to the Board at the Special Meeting on October 22, 2004 and was also appointed as a member of the respective committees listed above.
(2)	Herbert Langsam was elected to the Board at the Special Meeting on October 22, 2004 and was also appointed as a member of the respective committees listed above.
(3)	Arnold Spangler was appointed to the Board as of January 6, 2006 and resigned on June 11, 2008. Mr. Spangler currently does not serve on the Board or as an officer.
(4)	David Augustine was appointed to the Board as a director effective January 24, 2007 and resigned March 10, 2009. Mr. Augustine currently does not serve on the Board or as an Officer.
(5)	Wenchen Lin was appointed to the Board as a director effective March 28, 2007.
(6)	John P. Francis was appointed to the Board as a director effective November 26, 2007.
(7)	Steven H. Kane was appointed to the Board as a director effective February 7, 2008.
(8)	William Adams was appointed to the Board as a director effective June 11, 2008 and resigned January 5, 2009. Mr. Adams currently does not serve on the Board or as an Officer.

Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the required applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. Each of the committees described below has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee operates pursuant to an Amended and Restated Charter of the Audit Committee, which sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to oversee and monitor the Company’s accounting and reporting processes and the audits of the Company’s financial statements.

The Audit Committee members currently are Loren L. McFarland and Howard E. Chase, both of whom are considered independent under Rule 10A-3 under the Exchange Act.  Mr. McFarland serves as the Chairman of the Audit Committee.

Nominating Committee

The Nominating Committee recommends prospective nominees for directors to the Board.  The Board has the authority to appoint qualified persons to the Board to fill a vacancy when a vacancy arises.  The Nominating Committee members currently are Howard E. Chase, Wenchen Lin and Steven H. Kane.  Mr. Chase is considered independent under Rule 10A-3 under the Exchange Act.  Mr. Chase serves as the Chairman of the Nominating Committee.

Compensation Committee

The Compensation Committee operates pursuant to an Amended and Restated Charter of the Compensation Committee. The Compensation Committee determines and recommends to the Board the compensation to be paid the Company’s executive officers and also reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee determines and recommends to the Board the terms of stock option grants to be awarded to the Company’s officers, employees, directors and consultants under the Company’s equity incentive plans.  The Committee may also determine other individual performance awards for such officers and employees.

The Compensation Committee members currently are Howard E. Chase, Loren L. McFarland and Herbert Langsam.  Messrs. Chase, McFarland and Langsam are all considered independent under Rule 10A-3 under the Exchange Act. Each member of the Compensation Committee is a “non-employee director” for purposes of Rule 16b-3 under Section 16 of the Exchange Act. Mr. Chase serves as the Chairman of the Compensation Committee.

Nomination of Directors

The Company currently has a separate nominating committee of the Board. The Nominating Committee members participate in the consideration of potential nominations for election to the Board. Once the prospective nominees are selected, the Nominating Committee presents them to the Board for their evaluation and consideration.

To fulfill its responsibility to recruit and recommend to the Board nominees for election as directors, the Nominating Committee’s role is to review, on an annual basis, the appropriate skills and characteristics required of directors in the context of the current make-up of the Board. This assessment of nominees is based upon various criteria, including their integrity, independence, accomplishments, prior or current association with institutions noted for their excellence, ability to exercise sound business judgment, demonstrated leadership ability, breadth and knowledge about issues affecting the Company, and background and experience in areas important to the operation of the Company.

In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation and quality of performance. Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. In identifying potential new director candidates, the Nominating Committee seeks recommendations from members of the Board, members of management, and stockholders. The Nominating Committee may also, if necessary or appropriate, retain a professional search firm in order to assist it in these efforts.

The Nominating Committee considers recommendations for Board candidates submitted by stockholders using the same criteria (described above) that it applies to recommendations from directors and members of management.

After consideration, and consistent with the Board’s policies described above, the Board unanimously approved the nominations of Steven H. Kane, John P. Francis, Howard E. Chase, Wenchen Lin, and Loren L. McFarland.  Dr. Louis Glazer and Herbert Langsam were nominated by the holders of the Preferred Stock and such nominations were unanimously approved by the Board.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, no executive officer of the Company served either as: (1) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of the Company; (2) a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of the Company; or (3) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

Our Compensation Committee did not meet during 2008.  As a result, our Board made all compensation decisions for 2008.  Our Board has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, our Board has decided that the Compensation Discussion and Analysis will be included in the company’s Annual Report on Form 10-K for 2008 and the Company’s 2009 proxy statement. This report is provided by the following directors:

Steven H. Kane	Wenchen Lin
John Francis	Dr. Louis Glazer
Herbert Langsam

COMPENSATION DISCUSSION AND ANALYSIS

Our compensation program is designed to attract, motivate, and retain key executives who are deemed to drive the Company’s success. We seek to employ the best executive talent in our line of business. We want to reward our executives for business achievements and satisfaction of corporate objectives. Additionally, the overall executive compensation program, taken as a whole, should align the interests of the executives with the stockholders’ interest.  We achieve these objectives through a compensation package that:

•	provides competitive total compensation consisting primarily of cash and stock,

•	allows our officers to participate in the benefit programs that we offer to all full-time employees,

•	provides certain officers additional fringe benefits,

•	differentiates rewards based on the officer’s contributions to the Company’s performance, and

•	encourages our named executive officers to act as owners with an equity interest in Patient Safety.

Determining Executive Compensation

The independent members of the Board approve the compensation of our named executive officers.  The Compensation Committee makes a recommendation to the independent directors for annual compensation (including salary, bonus and stock-based compensation) of our named executive officers. These recommendations are based on:

Chief executive officer

•	The chief executive officer’s historical earnings;

•	A market competitive assessment of similar roles at other companies;

•	The earnings of other named executive officers; and

•	An evaluation of the chief executive officer’s performance for the fiscal year.

Named executive officers (other than the chief executive officer)

•	The executive’s historical earnings;

•	A market competitive assessment of similar roles at other companies;

•	Internal comparisons to the compensation of other executives;

•	Evaluations of performance for the fiscal year; and

•	The chief executive officer’s recommendations for each named executive officer’s base pay, and bonus amounts.

The evaluation is based on the success of the named executive officer in achieving his performance commitments, which include financial, strategic and company culture/leadership goals. The Board approves the named executive officer’s salary, bonus and stock-based compensation in the first quarter of the fiscal year after the relevant performance information is available.

The Components of our Executive Compensation Program

Our executive compensation program consists of three elements: (1) base salaries, which provide financial security and recognize individual achievement; (2) annual cash incentives, which are awarded based on achieving yearly performance goals; and (3) long-term equity incentives, which are meant to ensure that the interests of our executives and stockholders are aligned.

We use this mix of programs for a variety of reasons:

•	As a whole, the mix of elements allows us to offer compensation packages comparable to those offered by other organizations from which we may seek to recruit executive talent.

•
As a package, these particular programs provide both a current and a long-term incentive for our executive officers, and help align the executives’ incentives with stockholder interests.  In particular, equity incentive awards offer a long term incentive to enhance the value of the Company’s Common Stock, while cash bonus programs reward achieving tangible performance targets.

•	The incentive programs provide a retention incentive for our executives.

We also provide our named executive officers with a package of fringe benefits that is provided to all full-time benefits eligible employees. These benefits include such items as health insurance and group term life insurance. We provide certain executives with an additional automobile allowance benefit.

We believe that our named executive officers should have formalized employment agreements. The existence of employment agreements helps set clear expectations for the employment relationship. We also believe that the level of security that an employment contract provides to the executive is an important retention tool, and that in many instances we need to offer written employment agreements to compete effectively for executive talent. Certain terms of our current employment agreements with the named executive officers are discussed in the “Employment Agreements” section.

Our Process for Setting Executive Pay

The Compensation Committee’s focus is to determine the compensation of the chief executive officer and to review the proposals of the chief executive officer regarding the compensation for other named executive officers. In 2009, the Compensation Committee will present recommendations to the entire Board of Directors for their approval.

Our executive compensation process begins with the chief executive officer’s submission of each executive’s total pay package to the Compensation Committee for its consideration. We maintain a pay structure with ranges for each type of compensation (base pay, bonus, equity grant) for the named executive officers. We have developed this structure based on our knowledge of our industry.

Our process for determining the value of each component of executive pay has functioned in the following manner for 2009:

Base pay: Base compensation for all of our named executive officers is provided for in their respective employment agreements, and the Company has the ability to make annual increases to the base pay level. Looking at information from other reporting companies, the chief executive officer makes a recommendation for executive base pay increases to the Compensation Committee. The Compensation Committee reviews the information provided by the chief executive officer and its supporting data, and makes a determination of annual base pay increases.

Annual bonus: Our annual bonus program for executives is administered in the following manner. Our Compensation Committee determines the amount of bonuses, if any, for each of our named executive officers.  To the extent bonuses are made they are on a completely discretionary basis at the reasonable and good faith discretion of the Compensation Committee, based upon the financial performance of the Company.

Equity grants: In certain circumstances, the Compensation Committee may award equity grants to named executive officers.  The reasons for these grants include:

•	an incentive to join the Company, based on compensation that is being forfeited through the termination of previous employment,

•	to encourage retention of critical talent,

•	as a strategic investment in someone deemed critical to the Company’s leadership, and

•	to reward outstanding performance.

The chief executive officer recommends the equity grant, if any, to a named executive officer. At the time the offer of employment is made, the chief executive officer provides the Compensation Committee with a proposal for equity grants as part of the hiring process. In 2009, the amount of the grant will be based on a grid of equity grant ranges for the position, which the Company maintains. In 2009, the Compensation Committee will consider the chief executive officer’s recommendation and make a final decision based on the factors listed above. Equity grants that were made to named executive officers during 2008 were authorized by the full Board in lieu of the Compensation Committee. All of the options granted in 2008 were valued at fair market value as of the date of grant (as further explained below).

We establish the exercise price for our options in the following manner.

For a new hire, the Compensation Committee approves the grant and establishes the price based on the average closing bid and ask price on the day of Compensation committee approval; however, if the executive has not yet started employment as of the date of Compensation Committee approval, the price is set as the average closing bid and ask price on the executive’s first day of work.

For a new contract for a current executive, the Compensation Committee approves the grant and establishes the price based on the Company’s closing price on the day of Compensation Committee approval.

We believe that the grant of fair market value stock options, even though there is now a financial statement impact before the options are exercised, continues to provide substantial benefits to the Company and the executive. We benefit because the options align the executive’s financial interest with the shareholders’ interest:

The executives benefit because:

•	They can realize additional income if our shares increase in value, and

•	They have no personal income tax impact until they exercise the options

We do not maintain any equity ownership guidelines for our named executive officers. We have adopted a corporate policy which expressly prohibits any named executive officer from trading in derivative securities of our Company, short selling our securities, or purchasing our securities on margin at any time. We do not time the granting of our options with any favorable or unfavorable news relating to our Company. Proximity of any awards to an earnings announcement, market event or other event related to us is purely coincidental.

Because we feel that each of our named executive officers provides unique services to us, we do not use a fixed relationship between base pay, short term bonus and equity awards. When the Compensation Committee makes the final decisions about a named executive officer’s total compensation package for a particular year, the three elements (base pay, bonus and equity award) are considered both individually and as a complete package. We do not take into account amounts that a named executive officer may have realized in a particular year as a result of short-term bonus awards or stock option exercises, when we establish pay levels and goals for the current year. Overall, we believe that our total compensation program is reasonable while being competitive with market peers.

In 2008, our Compensation Committee did not meet. Due to the financial position of the Company, with the exception of Richard Bertran, our Board set the base salaries of our named executive officers at the same level as 2007. In the case of Mr. Bertran, our Board increased his base salary because of his increased responsibilities with the Company.  Our Board also determined that in order to conserve cash no annual bonuses were to be granted or paid in 2008 to our named executive officers. Our Board did make several equity awards to our named executive officers based on each individual’s performance during 2008. Our Board did not document its analysis for any of these compensation decisions.

The following table sets forth information concerning the annual and long-term compensation earned by or paid to our Chief Executive Officer and to other persons who served as executive officers at and/or during the fiscal year ended December 31, 2008, who earned compensation exceeding $100,000 during 2008 and (the “named executive officers”), for services as executive officers for the last two fiscal years.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (8)	Option & Warrant Awards ($) (8)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (9)	Total ($)
William B. Horne,
Former Chief	2008	131,429	-	-	469,653	-	-	-	601,082
Executive & Chief	2007	218,750	-	30,991	30,896	-	-	-	280,637
Financial Officer (1)

William M. Adams,
Former President &	2008	312,500	-	-	646,381	-	-	11,480	970,361
Chief Executive	2007	312,500	-	-	29,148	-	-	-	341,648
Officer of
SurgiCount (2)

Richard Bertran,	2008	260,417	-	-	421,788	-	-	12,343	694,548
Former President of	2007	231,243	-	-	53,329	-	-	-	284,572
SurgiCount(3)

Mary A. Lay
Interim Chief	2008	77,903	-	-	-	-	-	-	77,903
Financial Officer(4)

Lynne Silverstein,
Former Executive	2007	105,000	-	25,000	-	-	-	-	130,000
Vice President (5)

James Schafer,
Former Director of	2007	67,051	-	37,500	-	-	-	-	104,551
Manufacturing of
SurgiCount(6)

Milton “Todd” Ault
III, Former Chief	2007	-	-	26,100	-	-	-	-	26,100
Executive Officer (7)

(1)	Mr. Horne resigned October 13, 2008.
(2)	Mr. Adams resigned January 5, 2009.
(3)	Mr. Bertran resigned January 6, 2009.
(4)	Ms. Lay was appointed Interim Chief Financial Officer on October 13, 2008.
(5)	Ms. Silverstein resigned October 15, 2007.
(6)	Mr. Schafer resigned August 8, 2007.
(7)	Mr. Ault resigned January 5, 2007.
(8)
Represents the dollar amount recognized for financial reporting purposes of restricted stock grants, warrant grants, and stock options awarded in 2008 and 2007, respectively, computed in accordance with SFAS 123(R).  Discussion of the assumptions made in valuing the Company’s stock options and warrants is set forth in the footnotes to the Company’s financial statements provided in Item 8 – “Financial Statements and Supplementary Data” of the Company’s Annual Report on For 10-K for the year ended December 31, 2008.

(9)	Primarily represents car payments paid by the Company.

The following table sets forth information with respect to the named executive officers concerning equity awards outstanding as of the fiscal year ended December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION/WARRANT AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options/Warrants (#) Exercisable	Option/Warrant Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	20,000	2.00	03/05/2012	—	—
	4,000	2.00	11/24/2012
William B. Horne	191,667	1.75	04/15/2015
	50,000	1.25	04/23/2015
	15,625	1.25	04/23/2015
	300,000	1.25	06/12/2018	—	—
William M. Adams	87,500	1.25	04/24/2015
	20,000	2.00	03/16/2012
	4,000	2.00	11/26/2012
	175,000	1.25	06/12/2018
Richard Bertran	50,000	1.39	10/02/2017	—	—
	62,500	1.25	04/24/2015	—	—
Mary A. Lay	—	—	—	—	—
Lynne Silverstein	—	—	—	—	—
James Schafer	—	—	—	—	—

Pension Benefits

The Company does not offer a pension benefit plan.

Non-Qualified Deferred Compensation

The Company does not offer a non-qualified deferred compensation plan.

Compensation of Directors

As of December 31, 2008, the cash compensation earned by each director of the Company varied.  Steven H. Kane and David Augustine earned $125,000 and $20,000 respectively in fees and Arnold Spangler received stock awards valued at $134,750.  The other directors were eligible to receive a fee of $500 plus reimbursement of expenses incurred in attending each board meeting.  During 2008, the Company did not compensate Messrs. Langsam, Lin, Francis, Glazer and Adams for serving on the Board of Directors.  All compensation earned by Messrs.  Kane and Augustine is set forth in the “Summary Compensation Table.”

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (7)	Option Awards ($) (7)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Arnold Spangler(1)	-	134,750	-	-	-	-	134,750
Herbert Langsam	-	-	-	-	-	-	-
David Augustine (2)	20,000	-	-	-	-	-	20,000
Wenchen Lin (3)	-	-	-	-	-	-	-
John Francis (4)	-	-	-	-	-	-	-
Steven H. Kane (5)	125,000	-	-	-	-	-	125,000
Louis Glazer, M.D., Ph.G.,	-	-	-	-	-	-	-
William Adams(6)	-	-	-	-	-	-	-

(1)	Mr. Spangler resigned as a director on June 11, 2008 and does not currently serve on the Board or as an Officer.
(2)	Mr. Augustine was appointed as a director effective January 24, 2007 and resigned March 10, 2009. The $20,000 in director’s fees were accrued but not paid.
(3)	Mr. Lin was appointed as a director effective March 28, 2007.
(4)	Mr. Francis was appointed as a director effective November 26, 2007.
(5)	Mr. Kane was appointed as a director effective February 7, 2008. The $125,000 in director’s fees were accrued but not paid.
(6)	Mr. Adams was appointed as a director effective June 11, 2008 and resigned January 5, 2009.
(7)	Represents the dollar amount recognized for financial reporting purposes of restricted stock grants and stock options awarded, computed in accordance with SFAS 123(R).

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2008, there were 2,500,000 options to purchase shares of Common Stock authorized under the 2004 Plan, with 24,000 options, warrants, or shares of Common Stock available for future issuance under the 2004 Plan. The following table shows information with respect to the 2004 Plan, which is the sole equity compensation plan under which the Company's Common Stock was authorized for issuance as of the fiscal year ended December 31, 2008.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Number of shares of restricted Common Stock issued	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) and (b)
	(a)	(b)	(c)	(d)
Equity compensation plans approved by security holders	1,627,000	849,010	$3.49	23,990

Equity compensation plans not approved by security holders	-0-	-0-	-0-	-0-

Total	1,627,000	849,010	-0-	23,990

Employment Contracts and Termination and Change of Control Arrangements

Effective May 7, 2009, the Company entered into an employment agreement with Steven H. Kane as President and Chief Executive Officer. Mr. Kane will receive an initial annual base salary of $325,000 and he is eligible to receive an incentive bonus each fiscal year in the amount of not less than 25% of his annual base salary for such year, with the payment of such bonus based on Mr. Kane’s achievement of performance objectives established by the Company’s Board of Directors each fiscal year.   In the event that Mr. Kane’s employment is terminated without cause the Company is required to pay Mr. Kane (1) all accrued but unpaid compensation; (2) severance payments based on his annual base salary for a period of twelve months; (3) a pro-rated bonus for the year in which termination occurred; and (4) payment of, or reimbursement for, the continuation of his health and welfare benefits coverage pursuant to COBRA for a twelve-month period following such termination or resignation date.

Pursuant to the Mr. Kane’s employment agreement, the Company granted Mr. Kane a non-statutory stock option to purchase 2,000,000 shares of the Company’s Common Stock (the “Option”).  The exercise price of the option was set at the average closing bid and ask price of the Company’s Common Stock on the effective date of the grant, or $0.75.  Upon the six-month anniversary of the effective date of the employment agreement, 250,000 shares subject to the option shall vest and become exercisable, and thereafter the remaining shares will vest over a forty-two month period at the rate of 1/48th of the total shares per month.  In addition, if a change of control of the Company that occurs during his employment, any unvested shares shall become fully vested and Mr. Kane will receive a cash payment of two times his current base salary.

Effective January 5, 2009, the Company entered into an employment agreement with Brian Stewart as Vice President of Business Development. Mr. Stewart will receive an initial annual base salary of $225,000 and he is eligible to receive an incentive bonus each fiscal year in accordance with the terms of the executive bonus plan, which will be determined by the Chief Executive Officer.  In the event that Mr. Stewart’s employment is terminated without cause the Company is required to pay Mr. Stewart (1) all accrued but unpaid compensation; (2) severance payments based on his annual base salary for a period of up to twelve months; (3) a pro-rated bonus for the year in which termination occurred; and (4) payment of, or reimbursement for, the continuation of his health and welfare benefits coverage pursuant to COBRA for a twelve-month period following such termination or resignation date.

Pursuant to Mr. Stewart’s employment agreement, the Company granted Mr. Stewart a non-statutory stock option to purchase 750,000 shares of the Company’ common stock.  The exercise price of the option was set at the average closing bid and ask price of the Company’s common stock to the effective date of the grant, or $0.75.  Upon the six-month anniversary of the effective date of the Agreement, 93,750 shares subject to the option shall vest and become exercisable and thereafter, the remaining shares will vest over a forty-two month period at the rate of 1/48th of the total shares per month.  In addition, upon a change of control of the Company that occurs during his employment, any unvested shares shall become fully vested and Mr. Stewart will receive a cash payment of two times his current base salary.

Except as provided in the employment contracts of Messrs. Kane and Stewart, there exists no plan or arrangement calling for compensation on the retirement or resignation or any other named executive officer or termination of such individual’s employment with the Company.  The Compensation Committee will consider, consistent with its duties, the terms of any such agreements, plans or arrangements.

Indemnification Agreements

There are no indemnification agreements known to management which have been entered into by the Company.  The Company’s Amended and Restated Certificate of Incorporation authorizes the Company to indemnify its executive officers, directors, agents, and any other persons to whom Delaware law permits the Company to provide indemnification, in excess of the indemnification otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory) with respect to actions for breach of duty to the Company, its stockholders and others.

Policy With Respect To Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2008 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2009, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

Certain Relationships and Related Party Transactions

A Plus International, Inc.

On January 29, 2007, the Company entered into an Exclusive License and Supply Agreement with A Plus International, Inc., a surgical supplies manufacturer.  Pursuant to the Supply Agreement, A Plus was granted the exclusive, worldwide license to manufacture SurgiCount sponges and towels.

Under this agreement, A Plus effectively serves as the Company’s sole source supplier of consumables for resale to the Company’s customers.  The Supply Agreement has a term of eight years.  The agreement provides a pricing schedule which is to remain fixed at the current level for the first three (3) years of the Supply Agreement; thereafter, the pricing schedule is subject to adjustment based on certain price indices and exchange rates.

On April 11, 2008 the Company issued a $100,000 short-term note payable to A Plus, which was paid in full on May 30, 2008, including $1,000 in accrued interest.  In May 2008, the Company paid A Plus a deposit of $700,000 to be applied against product purchases from A Plus.  The Company also issued to A Plus a Warrant to purchase up to 300,000 shares of Common Stock of the Company at an exercise price of $2.00 per share, and with a term of seven (7) years.  As of December 31, 2008 the entire $700,000 purchase credit had been applied to surgical sponge purchases.

Wenchen Lin, a director and significant beneficial owner of the Company, is an officer and significant equity holder of A Plus.  By virtue of his ownership interest in A Plus, Mr. Lin realized income of approximately $1.4 million and $467,000 from A Plus’ sales pursuant to the Supply Agreement during the years ended December 31, 2008 and 2007, respectively.

Relationship between Health West Marketing Inc., A Plus and the Company’s former Chief Executive Officer

William Adams, the Company’s former Chief Executive Officer, has served as Chief Executive Officer and President of Health West Marketing Inc. since its inception in 1983.  Mr. Adams has informed the Company that during the years ended December 31, 2008 and 2007 Health West Marketing Incorporated received payments for consulting services of $240,000 annually from A Plus International, Inc.  The consulting arrangement between A Plus and Health West has been an ongoing agreement between the respective parties, and was in place at the time the Company entered into the Supply Agreement with A Plus.

The competitiveness of the pricing offered by A Plus under the Supply Agreement has not been ascertained by the Company’s current management.  The Company did not recognize any income or expense in connection with the arrangement between A Plus and Health West.

Mr. Adams’ employment with the Company terminated on January 5, 2009.  From January 9 through April 14, 2009, the Company engaged Mr. Adams’ services as an independent consultant for a monthly fee of $25,000, equivalent to Mr. Adams former base salary as an employee, plus a car allowance.  Commencing on April 15, 2009, fees payable to Mr. Adams have been reduced to $10,000 per month and his car allowance has been discontinued.  The Company is currently negotiating a written consulting services agreement with Mr. Adams.

Stockholder Communications With The Board Of Directors

A stockholder who wishes to communicate with the Board or with specific individual directors may send written communications by mail, addressed to the Board generally, or to any specific director or directors individually, at: c/o Corporate Secretary, Patient Safety Technologies, Inc., 43460 Ridge Park Drive, Suite 140, Temecula, CA 92590. All communications so addressed will be forwarded to the Board or the individual director or directors, as applicable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4 or 5), of securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders also are required by the SEC to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

To the Company’s knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that its executive officers, directors and greater than 10% beneficial owners have complied with the Section 16(a) filing requirements applicable to them for the fiscal year ended December 31, 2008, except as follows:

•	Mr. Horne reported three acquisitions of Common Stock on May 30, 2007 through June 1, 2007 on a Form 4 filed on April 14, 2008;
•	Mr. Langsam reported his becoming a reporting person on February 7, 2008 and one acquisition of warrants to purchase Common Stock on April 16, 2008 on Form 3 filed on April 17, 2008;

•	Compass Global Management Ltd. reported one acquisition of Common Stock and one acquisition of warrants to purchase Common Stock on August 1, 2008 on Form 3 filed on September 2, 2008;
•	Mr. Stewart has not reported on Form 3 his becoming a reporting person on February 25, 2005;
•	Neither A Plus nor Mr. Lin has reported on Form 3 becoming a reporting person either on January 26, 2007 or on March 28, 2007, respectively;
•
Mr. Francis has not reported on Form 3 his becoming a reporting person on November 26, 2007; Francis Capital Management, LLC, of which Mr. Francis is a principal, did file a Schedule 13D on October 26, 2007.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the Annual Meeting, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or contact the Company’s Corporate Secretary at 43460 Ridge Park Drive, Suite 140, Temecula, CA 92590 or via phone at (951) 587-6201. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

No Dissenters' Rights

Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law in connection with the matters to be voted on at the Annual Meeting.

Periodic Reports

The Company will furnish, without charge, a copy of the Company’s most recent annual report on Form 10-K to any stockholder that requests a copy. Requests for the annual report should be directed to the Company’s Corporate Secretary at 43460 Ridge Park Drive, Suite 140, Temecula, CA 92590, phone: (951) 587-6201.

Where You Can Find More Information About the Company

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

OTHER MATTERS

The Board does not know of any other matters that may properly be brought, and which are likely to be brought, before the Annual Meeting. However, should other matters be properly brought before the Annual Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

2010 Annual Meeting of Stockholders

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws.  Stockholder proposals that are intended to be presented at our 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) and included in the proxy solicitation materials related to that meeting, must be received by us, no later than March 1, 2010, which is 120 calendar days prior to the anniversary of the date this proxy statement is being mailed to stockholders.

Stockholders are also advised to review our bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations.  Under our current bylaws, a stockholder proposal or a nomination for a director must be in writing and should be addressed to the Corporate Secretary at our principal executive offices located at 43460 Ridge Park Drive, Suite 140, Temecula, CA 92590.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

Discretionary Proxy Voting Authority/Untimely Stockholder Proposals

Rule 14a-4(c) promulgated under the Exchange Act, as amended, governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement. With respect to the Company’s 2010 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company’s proxy statement by March 31, 2010, management proxies will be allowed to use their discretionary authority as indicated above. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Incorporation by Reference

The information set forth in Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 7A – “Quantitative and Qualitative Disclosures About Market Risk,” Item 8 – “Financial Statements and Supplementary Data,” and Item 9 – “Changes In and Disagreements with Accountants on Accounting and Financial Disclosure” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 is incorporated herein by reference.

July 8, 2009

By Order of the Board of Directors

/s/ Steven H. Kane
Steven H. Kane
Chairman of the Board, President and Chief Executive Officer

Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PATIENT SAFETY TECHNOLOGIES, INC.

I.

The name of this Corporation is Patient Safety Technologies, Inc.

II.

The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

III.

The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

IV.

A.              This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is 101,000,000 shares, of which (i) 100,000,000 shares shall be Common Stock, each having a par value of $0.33 and (ii) 1,000,000 shares shall be Preferred Stock, each having a par value of $1.00.

B.              The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to: (i) provide for the issuance of all or any of the remaining shares of the Preferred Stock in one or more series; (ii) fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock; (iii) establish from time to time the number of shares constituting any such series or any of them; and (iv) increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C.              Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other series of Preferred Stock, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

D.              SERIES A PREFERRED STOCK. Of the authorized number of shares of Preferred Stock, 500,000 shares shall be designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") with the following voting powers, preferences and relative participating, optional and other special rights and qualifications, limitations and restrictions:

Appendix A

   1.           RANKING. The Series A Preferred Stock shall, with respect to distributions upon the liquidation, winding-up and dissolution of the Corporation, rank: (i) senior to all classes of Common Stock of the Corporation and to each other class of capital stock or series of Preferred Stock other than the Series A Preferred Stock issued by the Corporation after the first date upon which shares of Series A Preferred Stock were originally issued by the Corporation (the "Initial Closing Date"), the terms of which do not expressly provide that it ranks senior to or on a parity with the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively referred to with the Common Stock of the Corporation as "Junior Securities"); (ii) on a parity with any additional shares of Series A Preferred Stock issued by the Corporation after the Initial Closing Date and any other class of capital stock or any additional series of Preferred Stock issued by the Corporation established after the Initial Closing Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Parity Securities"); and (iii) junior to each class of capital stock or series of Preferred Stock other than the Series A Preferred Stock issued by the Corporation after the Initial Closing Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Senior Securities"). Notwithstanding the foregoing, a security shall not be deemed to be a "Senior Security" solely because such security has a stated dividend or interest coupon.

   2.           DIVIDENDS.

  a.              So long as any shares of Series A Preferred Stock shall be outstanding, the holders of such Series A Preferred Stock shall be entitled to receive out of any funds legally available therefor, when, as and if declared by the Board of Directors of the Corporation, preferential dividends in cash at a rate of 7% per annum on the Liquidation Preference (as defined below) hereunder, payable quarterly on the first day other than a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed (a "Business Day") of each calendar quarter on a pro rata basis with any Parity Securities. Such dividends shall be cumulative and begin to accrue from the date of issuance of such shares, whether or not declared and whether or not there shall be net profits or net assets of the Corporation legally available for the payment of those dividends.

  b.              So long as any shares of Series A Preferred Stock shall be outstanding, no dividend whatsoever (except a dividend payable in Common Stock) shall be paid or declared and no distribution shall be made, on account of any Junior Securities of the Corporation and no Junior Securities shall be purchased unless (i) all dividends in respect of the Series A Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of the Series A Preferred Stock required to be paid herein have been paid in full and (ii) such Junior Securities have an "asset coverage" (as such term is used under the Investment Company Act of 1940, as amended (the "Investment Company Act")) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

   3.          CONVERSION RIGHTS.

  a.             OPTIONAL CONVERSION OF SERIES A PREFERRED STOCK INTO COMMON STOCK.  A holder of shares of Series A Preferred Stock may, at any time prior to the tenth anniversary of the Initial Closing Date, convert such shares into Common Stock, unless previously redeemed, at the option of the holder thereof. The Series A Preferred Stock will cease to be convertible after the tenth anniversary of the Initial Closing Date. For the purposes of conversion, each share of Series A Preferred Stock shall be valued at the Liquidation Preference, which shall be divided by the greater of $20 or a rate equal to 15% above the average closing price for the ten consecutive days on which the American Stock Exchange or other applicable stock exchange or market is open for business (each, a "Trading Day") prior to the Initial Closing Date (the "Conversion Rate") to determine the number of shares of Common Stock issuable upon conversion. Immediately following such conversion, the rights of the holders of converted Series A Preferred Stock shall cease and the persons entitled to receive the Common Stock upon the conversion of Series A Preferred Stock shall be treated for all purposes as having become the owners of such Common Stock.

Appendix A

  b.             MECHANICS; TRANSFER TAX; CONVERSION RATE.

   (i)                To convert the Series A Preferred Stock, a holder must (A) surrender the certificate or certificates evidencing the shares of Series A Preferred Stock to be converted, duly endorsed in a form satisfactory to the Corporation, at the office of the Corporation or the transfer agent, if any, for the Series A Preferred Stock (the "Transfer Agent"), (B) notify the Corporation at such office that holder elects to convert the Series A Preferred Stock and the number of shares holder wishes to convert, (C) state in writing the name or names in which holder wishes the certificate or certificates for shares of Common Stock to be issued, and (D) pay any transfer or similar tax if required by subparagraph (iii) below. In the event that holder fails to notify the Corporation of the number of shares of Series A Preferred Stock which holder wishes to convert, holder shall be deemed to have elected to convert all shares represented by the certificate or certificates surrendered for conversion. The date on which any such holder satisfies all those requirements is the "Conversion Date". As soon as practicable thereafter, the Corporation shall deliver a certificate for the number of full shares of Common Stock issuable upon the conversion, and a new certificate representing the unconverted portion, if any, of the shares of Series A Preferred Stock represented by the certificate or certificates surrendered for conversion. The person in whose name the Common Stock certificate is registered shall be treated as the stockholder of record on and after the Conversion Date.

   (ii)               The Corporation shall not issue any fractional shares of Common Stock upon conversion of the Series A Preferred Stock. Instead the Corporation shall pay a cash adjustment based upon the closing price of the Common Stock on the principal securities exchange on which the Common Stock is then listed on the Business Day prior to the Conversion Date.

   (iii)              If a holder converts shares of Series A Preferred Stock, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the holder shall pay any such tax that is due because the shares are issued in a name other than the holder's name.

   (iv)               The Corporation has reserved and shall continue to reserve out of its authorized but unissued Common Stock, or its Common Stock held in treasury, enough shares of Common Stock to permit the conversion, in full, of the Series A Preferred Stock to Common Stock. All shares of Common Stock that may be issued upon conversion of the Series A Preferred Stock shall be fully paid and nonassessable. The Corporation shall endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Series A Preferred Stock and shall endeavor to list such shares of Common Stock on each national securities exchange or automated quotation system on which the Common Stock is then listed.

   (v)                In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate shall be reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate shall be increased by the product of the Conversion Rate and a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination, as the case may be, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination, as the case may be. Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the Business Day following the day upon which such subdivision or combination becomes effective.

   (vi)               If the Corporation at any time while the Series A Preferred Stock, or any portion thereof, remains outstanding, shall change any of the securities as to which conversion rights under this Amended and Restated Certificate of Incorporation exist into the same or a different number of securities of any other class or classes, the Series A Preferred Stock shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Amended and Restated Certificate of Incorporation immediately prior to such reclassification or other change and the Conversion Rate of the Series A Preferred Stock shall be appropriately adjusted.

Appendix A

   (vii)             Shares issuable on conversion of shares of Series A Preferred Stock shall include only shares of the class designated as Common Stock of the Corporation on the Initial Closing Date or shares of any class or classes resulting from any reclassification thereof and which have no preferences in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation and which are not subject to redemption by the Corporation; provided that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

   (viii)            No adjustment in the Conversion Rate shall reduce the Conversion Rate below the then par value of the Common Stock.

   (ix)              Whenever the Conversion Rate is adjusted, the Corporation shall promptly mail to holders of Series A Preferred Stock, first class, postage prepaid, a notice of the adjustment. The Corporation shall file with the Transfer Agent for the Series A Preferred Stock, if any, a certificate from the Corporation's chief financial officer briefly stating the facts requiring the adjustment and the manner of computing it. In the event of any dispute thereon, the opinion of the Corporation's independent registered public accounting firm, if accepted by the Board of Directors of the Corporation, shall be conclusive and binding on the holders of the Series A Preferred Stock absent manifest error.

   (x)               The Corporation from time to time may reduce the Conversion Rate if it considers such reductions to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of Common Stock by any amount.

   (xi) If:

   (a) the Corporation takes any action which would require an adjustment in the Conversion Rate pursuant to paragraph 3(b)(v) or 3(b)(vi) above;

   (b) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation (other than a wholly owned subsidiary of the Corporation), and stockholders of the Corporation must approve the transaction; or

   (c) there is a dissolution or liquidation of the Corporation;

the Corporation shall mail to the holders of the Series A Preferred Stock, first class, postage prepaid, a notice stating the proposed record or effective date, as the case may be. The Corporation shall mail the notice at least 10 days before such date. However, failure to mail the notice or any defect in it shall not affect the validity of any transaction referred to in subparagraph (a), (b) or (c) of this paragraph 3(b)(xi).

   (xii) In the case of any consolidation of the Corporation or the merger of the Corporation with or into any other entity or the sale or transfer of all or substantially all the assets of the Corporation pursuant to which the Common Stock is converted into other securities, cash or assets, then, upon consummation of such transaction, each share of Series A Preferred Stock shall automatically become convertible into the kind and amount of securities, cash or other assets receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such consolidation, merger, transfer or sale (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount of consideration receivable per share by a plurality of non electing shares). Appropriate adjustment (as determined by the Board of Directors of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustment of the Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of Series A Preferred Stock. If this paragraph 3(b)(xii) applies, paragraph 3(b)(v) and 3(b)(vi) do not apply.

   (xiii) In any case in which this paragraph 3 shall require that an adjustment as a result of any event becomes effective from and after a record date, the Corporation may elect to defer until after the occurrence of such event the issuance to the holder of any shares of Series A Preferred Stock converted after such record date and before the occurrence of such event of the additional shares of Common Stock issuable upon such conversion over and above the shares issuable on the basis of the Conversion Rate in effect immediately prior to adjustment; provided, however, that if such event shall not have occurred and authorization of such event shall be rescinded by the Corporation, the Conversion Rate shall be recomputed immediately upon such rescission to the price that would have been in effect had such event not been authorized, provided that such rescission is permitted by and effective under applicable laws.

Appendix A

4.           LIQUIDATION PREFERENCE.  Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or reduction or decrease in its capital stock resulting in a distribution of assets to the holders of any class or series of the Corporation's capital stock, each holder of shares of the Series A Preferred Stock will be entitled to payment out of the assets of the Corporation available for distribution of an amount equal to $100 per share of Series A Preferred Stock (the "Liquidation Preference") held by such holder, plus accrued and unpaid dividends, if any, to the date fixed for liquidation, dissolution, winding-up or reduction or decrease in capital stock, before any distribution is made on any Junior Securities, including, without limitation, Common Stock of the Corporation. After payment in full of the Liquidation Preference and all accrued and unpaid dividends, if any, to which holders of Series A Preferred Stock are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Corporation. If, upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and all other Parity Securities are not paid in full, the holders of the Series A Preferred Stock and the Parity Securities will share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference and accumulated and unpaid dividends, if any, to which each is entitled. However, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more individuals, partnerships, companies, associations, joint stock companies, limited liability companies, trusts, joint ventures, unincorporated organizations or governmental authorities (each, a "Person") will be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or reduction or decrease in capital stock, unless such sale, conveyance, exchange or transfer shall be in connection with a liquidation, dissolution or winding-up of the business of the Corporation or reduction or decrease in capital stock.

5.           REDEMPTIONS.

  a.              The Series A Preferred Stock shall not be redeemed by the Corporation prior to the first anniversary of the Initial Closing Date.

  b.              The Series A Preferred Stock may be redeemed by the Corporation at any time on or after the one-year anniversary of the Initial Closing Date, in whole or in part, on a pro rata basis, if at any time on or after the Initial Closing Date the average trading price of the Common Stock for at least twenty days during any thirty consecutive Trading Days is equal to or in excess of 150% of the Conversion Rate; provided, however, that the holders of the Series A Preferred Stock shall have the right, up until 5 p.m., New York time, on the third Business Day preceding the Redemption Date to convert the Series A Preferred Stock to Common Stock at the Conversion Rate. If any holder fails to convert the Series A Preferred Stock during the period contemplated above, the Corporation may redeem the Series A Preferred Stock in cash at a price per share equal to the Liquidation Preference plus any accrued and unpaid dividends thereon through to the date of such redemption plus any dividends which were scheduled to accrue thereon up through the end of the calendar year of such redemption.

  c.              The Series A Preferred Stock may be redeemed by the Corporation at any time on or after the three-year anniversary of the Initial Closing Date (whether or not the circumstances described in subparagraph (b) shall have occurred prior to such time), at a redemption price in cash equal to the Liquidation Preference per share of Series A Preferred Stock plus any accrued and unpaid dividends thereon through the date of such redemption.

  d.              At least 15 Business Days prior to the date fixed for any redemption of the Series A Preferred Stock (the "Redemption Date"), written notice (the "Redemption Notice") shall be given by first-class mail, postage prepaid, to each holder of record on the record date fixed for such redemption of the Series A Preferred Stock at such holder's address as the same appears on the stock register of the Corporation, provided that failure to give such notice or any deficiency therein shall not affect the validity of the procedure for the redemption of any shares of Series A Preferred Stock to be redeemed except as to the holder or holders to whom the Corporation has failed to give said notice or except as to the holder or holders whose notice was defective. The Redemption Notice shall state:

Appendix A

   (i)  whether the redemption is pursuant to subparagraph (b) or (c) hereof;

   (ii)  the redemption price;

   (iii) whether all or less than all the outstanding shares of the Series A Preferred Stock are to be redeemed and the total number of shares of the Series A Preferred Stock being redeemed;

   (iv)  the number of shares of Series A Preferred Stock held, as of the appropriate record date, by the holder that the Corporation intends to redeem;

   (v)  the Redemption Date;

   (vi)  that the holder has the right to convert the Series A Preferred Stock to Common Stock until 5 p.m., New York time, on the third Business Day preceding the Redemption Date by complying with the provisions of
Section 3 hereof;

   (vii)  that the holder is to surrender to the Corporation, at the place or places where certificates for shares of Series A Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed; and

   (viii) that dividends on the shares of the Series A Preferred Stock to be redeemed shall cease to accrue on the Redemption Date unless the Corporation defaults in the payment of the redemption price.

  e.              Each holder of Series A Preferred Stock shall surrender the certificate or certificates representing such shares of Series A Preferred Stock to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice and on the date of redemption. The full redemption price for such shares of Series A Preferred Stock shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

  f.               Unless the Corporation defaults in the payment in full of the applicable redemption price, dividends on the Series A Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such redeemed shares shall cease to have any further rights with respect thereto from and after the Redemption Date, other than the right to receive the redemption price, without interest.

6.          VOTING RIGHTS.

  a.              The holders of Series A Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws and the DGCL, and except as otherwise required by applicable law, the holders of the Series A Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote, voting together with the holders of the Common Stock as a single class, with each share of Series A Preferred Stock entitled to one vote per share.

  b.              The holders of the Series A Preferred Stock, voting separately as one class, shall have the right to elect (i) two directors at all times during which the Series A Preferred Stock is outstanding and (ii) a majority of the directors, if at any time dividends on the Series A Preferred Stock shall be unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for (subject, however to the prior rights, if any, of the holders of any class of Senior Securities outstanding.) If any vacancies shall exist in the offices of directors elected by the holders of the Series A Preferred Stock, such vacancy shall be filled as follows:

Appendix A

   (i)                Upon the written request of the holders of record of at least 25% of the shares of Series A Preferred Stock then outstanding addressed to the Secretary of the Corporation, a proper officer of the Corporation shall call a special meeting of the holders of Series A Preferred Stock for the purpose of electing the directors which such holders are entitled to elect. If such meeting shall not be called by the proper officer of the Corporation within 30 days after personal service of said written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States by certified mail, addressed to the Secretary of the Corporation at its principal executive offices, then the holders of record of at least 25% of the outstanding shares of the Series A Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of stockholders of the Corporation and shall be held at the place for holding the annual meetings of stockholders or such other place in the United States as shall be designated in such notice. Notwithstanding the provisions of this subparagraph, no such special meeting shall be called if any such request is received less than 60 days before the date fixed for the next ensuing annual or special meeting of stockholders of the Corporation. Any holder of shares of the Series A Preferred Stock so designated shall have, and the Corporation shall provide, access to the lists of holders of shares of the Series A Preferred Stock for purposes of calling a meeting pursuant to the provisions of this subparagraph.

   (ii)              At any meeting held for the purpose of electing directors at which the holders of Series A Preferred Stock shall have the right to elect directors, the presence in person or by proxy of the holders of at least a majority of the holders of the Series A Preferred Stock present at such meeting, or represented by proxy, shall have the right to elect directors.

   (iii)             Any vacancy occurring in the office of a director elected by the holders of the Series A Preferred Stock may be filled by the remaining director elected by such holders unless and until such vacancy shall be filled by such holders.

  c.              The Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding voting as one class:

   (i)                amend or otherwise alter this Amended and Restated Certificate of Incorporation in any manner that under the DGCL or the Investment Company Act requires the prior vote as a separate class of the holders of Series A Preferred Stock;

   (ii)               take any action which detracts from the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations, and restrictions of the Series A Preferred Stock; provided, however, that the Corporation shall be entitled, without the consent of any holders of Series A Preferred Stock, to make additional issuances of Series A Preferred Stock, Senior Securities, Parity Securities or Junior Securities;

   (iii)             waive compliance with any provision of paragraph D of Article IV of this Amended and Restated Certificate of Incorporation; or

   (iv)              complete any plan of reorganization adversely affecting the Series A Preferred Stock or take any of the actions enumerated in Section 13(a) of the Investment Company Act.

  d.             Without the consent of each holder affected, an amendment or waiver of this Amended and Restated Certificate of Incorporation may not (with respect to any shares of Series A Preferred Stock held by a non-consenting holder):

   (i)                alter the voting rights with respect to the Series A Preferred Stock or reduce the number of shares of Series A Preferred Stock whose holders must consent to an amendment, supplement or waiver;

Appendix A

(ii)             reduce the Liquidation Preference or alter the provisions with respect to the redemption of the Series A Preferred Stock;

(iii)            alter in any manner the conversion rights of the holders of Series A Preferred Stock set forth in paragraph 3 hereof;

(iv)             reduce the rate of or change the time for payment of dividends on any share of Series A Preferred Stock;

(v)              waive the consequences of any failure to pay dividends on the Series A Preferred Stock;

(vi)             make any share of Series A Preferred Stock payable in any form other than as stated in this Amended and Restated Certificate of Incorporation;

(vii)            make any change in the provisions of this Amended and Restated Certificate of Incorporation relating to waivers of the rights of holders of Series A Preferred Stock to receive the Liquidation Preference and dividends on the Series A Preferred Stock;

(viii)           waive a redemption payment with respect to any share of Series A Preferred Stock; or

(ix)             make any change in the foregoing amendment and waiver provisions.

  e.              The Corporation in its sole discretion may without the vote or consent of any holders of the Series A Preferred Stock amend or supplement this Amended and Restated Certificate of Incorporation:

(i)               to cure any ambiguity, defect or inconsistency in any manner that does not adversely affect the holders of Series A Preferred Stock;

(ii)             to provide for uncertificated Series A Preferred Stock in addition to or in place of certificated Series A Preferred Stock;

(iii)            to make any change that would provide any additional rights; or

(iv)             in any manner that benefits the holders of the Series A Preferred Stock or that does not adversely affect the rights under this Amended and Restated Certificate of Incorporation of any such holder.

7.          EXCLUSION OF OTHER RIGHTS.  Except as may otherwise be required by law, the shares of Series A Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this Amended and Restated Certificate of Incorporation (as the same may be amended from time to time). The shares of Series A Preferred Stock shall have no preemptive or subscription rights.

8.          HEADINGS OF SUBDIVISIONS.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Appendix A

9.          SEVERABILITY OF PROVISIONS.  If any voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Amended and Restated Certificate of Incorporation (as the same may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect and no voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

10. RE-ISSUANCE OF SERIES A PREFERRED STOCK.  Shares of Series A Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of Preferred Stock of the Corporation, provided that any issuance of such shares as Series A Preferred Stock must be in compliance with the terms hereof.

11. MUTILATED OR MISSING SERIES A PREFERRED STOCK CERTIFICATES.  If any of the Series A Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series A Preferred Stock certificate, or in lieu of and substitution for the Series A Preferred Stock certificate lost, stolen or destroyed, a new Series A Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series A Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series A Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation and the Transfer Agent (if other than the Corporation).

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A.              BOARD OF DIRECTORS.

1.              POWERS AND NUMBERS OF DIRECTORS. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors and not inconsistent with the Certificate of Incorporation of the Corporation.

2.              CLASSIFICATION.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be elected to a term of one year. At each succeeding annual meeting of stockholders, all directors shall be elected for a term of one year. Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.              REMOVAL OF DIRECTORS.

a.              Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause.

b.              Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors.

Appendix A

4.              VACANCIES. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

B.              BYLAW AMENDMENTS. The Board is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C.              STOCKHOLDER ACTION. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. No action shall be taken by the stockholders by written consent or electronic transmission.

D.              ADVANCE NOTICE. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

VI.

A.              A current or former director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a current or former director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the DGCL as so amended.

B.              To the extent permitted by applicable law, this Corporation is also authorized to provide indemnification of, and advancement of expenses to, its agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL through bylaw provisions, agreements with such agents (or other persons), the requisite vote of stockholders or disinterested directors or otherwise, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

C.              Any repeal or modification of any of the foregoing provisions of this Article VI shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

Appendix A

VII.

A.              The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B.              Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law, this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI or VII.

Appendix B

PATIENT SAFETY TECHNOLOGIES, INC.

2009 STOCK OPTION PLAN

PATIENT SAFETY TECHNOLOGIES, INC.
2009 STOCK OPTION PLAN

1.           PURPOSE.  This Stock Option Plan (the “Plan”) is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to Patient Safety Technologies, Inc., a Delaware corporation (the “Corporation”), and certain affiliates, as set forth below, so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

2.           ADMINISTRATION.

2.1           Committee.  The Plan shall be administered by the Board of Directors of the Corporation (the “Board of Directors”) or a committee of two or more members appointed by the Board of Directors (the “Committee”) who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and an outside director as defined in Treasury Regulation § 1.162-27(e)(3).  If the Board of Directors does not appoint a Committee, reference to the Committee herein below shall mean the Board of Directors.  If a Committee is appointed, it shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee.  The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded.  Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

2.2           Term.  If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time.  The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

2.3           Authority.  The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any “parent” or “subsidiary” of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Parent or Subsidiary”), at such times, under such terms and in such amounts as it may decide.  For purposes of this Plan and any Stock Option Agreement (as defined below), the term “Corporation” shall include any Parent or Subsidiary, if applicable.  Subject to the express provisions of the Plan, the Committee shall have complete discretion and authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Except that the purchase price of any option may not be reduced after grant, whether through amendment, cancellation, replacement or otherwise, except as provided for in Section 6 of this plan.

2.4           Type of Option.  The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code (“Incentive Options”) or options which are not intended to qualify under Section 422 of the Code (“Non-Qualified Options”); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

2.5           Interpretation.  The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

Appendix B

3.           ELIGIBILITY.

3.1           General.  All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary, relative to the Corporation’s, or any Parent’s or Subsidiaries’, management, operation or development shall be eligible to receive options under the Plan.  The selection of recipients of options shall be within the sole and absolute discretion of the Committee.  No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit “A,” as such Exhibit may be amended by the Committee from time to time.  No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant.  No employee shall be granted more than 500,000 options in any one calendar year period, unless authorized by the board.

3.2           Termination of Eligibility.

3.2.1           If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for “cause,” as hereinafter defined, or such optionee’s death), any vested option granted hereunder to such optionee shall expire three months after the date the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is “disabled,” as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier.  Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void.  The Committee shall, in its sole and absolute discretion, decide, using the provisions set forth in Treasury Regulations Section 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

3.2.2           If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of “cause,” as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options.  For purposes of this Plan, “cause” shall mean an optionee’s personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.  The Board of Directors shall have complete discretion and authority to determine whether the termination of the optionee is for cause.

3.3           Death of Optionee and Transfer of Option.  In the event an optionee shall die, a vested option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee’s right to exercise such option had accrued at the time of the optionee’s death) at any time within six months after the optionee’s death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.  Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void; provided however, that the Committee may include in any option agreement a provision that the optionee’s shares will fully vest upon death of the optionee.  No option shall be transferable by the optionee other than by will or the laws of intestate succession.

3.4           Limitation on Incentive Options.  No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000. 4.IDENTIFICATION OF STOCK.  The Stock, as defined herein, subject to the options shall be shares of the Corporation’s authorized but unissued or acquired or reacquired Common Stock (the “Stock”).  The aggregate number of shares subject to outstanding options shall not exceed Three Million Thousand (3,000,000) shares of Stock (subject to adjustment as provided in Section 6), all of which may be granted as incentive stock options.  If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

Appendix B

5.           TERMS AND CONDITIONS OF OPTIONS.  Any option granted pursuant to the Plan shall be evidenced by an agreement (“Stock Option Agreement”) in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

5.1           Number of Shares.  Each option shall state the number of shares of Stock to which it pertains.

5.2           Option Exercise Price.  Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option and (ii) the exercise price of any Incentive Stock Option granted to any person who owns more than 10% of the total combined voting power of all classes of the Corporation’s stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option.  The purchase price of any option may not be reduced after grant, whether through amendment, cancellation, replacement or otherwise except as provided for in Section 6 of this plan.

5.3           Term of Option.  The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant.  The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation’s stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant.  All options shall be subject to early termination as set forth in this Plan.  In no event shall any option be exercisable after the expiration of its term.

5.4           Method of Exercise.  An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit ”B,” as such Exhibit may be amended by the Committee from time to time.  Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof (“Exercise Date”), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon.  At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares.  Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange.  In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

5.5           Medium and Time of Payment.  The option exercise price shall be payable in full on or before the option Exercise Date by certified or bank cashier’s check, or other method deemed acceptable by the Board or the Committee.

5.6           Fair Market Value.  The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

5.6.1           If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

5.6.2           If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system.  If there are no reported bid and ask prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid and lowest asked prices (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

Appendix B

5.6.3           If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

5.7           Rights as a Stockholder.  An optionee or successor shall have no rights as a stockholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

5.8           Modification, Extension and Renewal of Options.  Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

5.9           Vesting and Restrictions.  The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that, except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or “vest” at the rate of at least 25% per year over the 4-year period beginning on the date the option is granted.  Options granted to officers and directors shall become exercisable or “vest,” subject to reasonable conditions, at any time during any period established by the Corporation.

5.10         Other Provisions.  The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

6.           ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

6.1           Subdivision or Consolidation.  Subject to any required action by stockholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding stock options, and the maximum number of shares as to which stock options may be granted and as to which shares may be awarded during any calendar year under Section 3.1 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

If the outstanding shares of Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock subject to any then outstanding option, and for each share of Stock which may be issued under the Plan but which is not then subject to any outstanding option, the number and kind of shares of stock or other securities (and in the case of outstanding options, the cash or other property) into which each outstanding share of the Stock shall be so changed or for which each such share shall be exchangeable.

Appendix B

In case of any adjustment or substitution as provided for in this Section 6.1, the aggregate option price for all shares subject to each then outstanding option, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such shares shall have been adjusted or which shall have been substituted for such shares.  Any new option or exercise price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to stockholders of the Stock, the Committee shall make any adjustments to any then outstanding stock option, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees which would otherwise result from any such transaction.

No adjustment or substitution provided for in this Section 6.1 shall require the Corporation to issue or sell a fraction of a share or other security.  Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

If any such adjustment or substitution provided for in this Section 6.1 requires the approval of stockholders in order to enable the Corporation to grant Incentive Stock Options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Stock Option.

6.2           Capital Transactions.  Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and stockholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction, as determined by the Committee (“Capital Transaction”), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that if the outstanding options will not be assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all options.  For purposes of this right of exercise prior to a Capital Transaction in which the options will not be assumed, all options granted to the optionees will be considered fully vested.  The Corporation shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of the option termination date.  The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

6.3           Adjustments.  To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

6.4           Ability to Adjust.  The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

6.5           Notice of Adjustment.  Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

Appendix B

6.6           Limitation on Adjustments.  Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 424 of the Code, if applicable.

7.           NONASSIGNABILITY.  Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee.  Any transfer in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect.  No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

8.           NO RIGHT OF EMPLOYMENT.  Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee.  The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

9.           TERM OF PLAN.  This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required stockholder approval required under the Plan, if earlier.  Termination of the Plan shall not affect any option theretofore granted.

10.         AMENDMENT OF THE PLAN.  The Board of Directors of the Corporation may, subject to any required stockholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

11.         APPLICATION OF FUNDS.  The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

12.         RESERVATION OF SHARES.  The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

13.         NO OBLIGATION TO EXERCISE OPTION.  The granting of an option shall not impose any obligation upon the optionee to exercise such option.

14.         APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS.  The Plan, as amended, shall not take effect until approved by the Board of Directors of the Corporation.  This amended and restated Plan shall be approved by a vote of the stockholders within 12 months from the date of approval by the Board of Directors.  In the event such stockholder vote is not obtained, all options granted pursuant to the terms of the amended and restated Plan, whether vested or unvested, shall be null and void.

15.         WITHHOLDING TAXES.  Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee’s judgment, to the exercise or to later disposition of shares acquired upon exercise of an option (including any repurchase of an option or the Stock).

16.         SECURITIES LAWS COMPLIANCE.  Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless (i) such grant, sale, issuance or transfer is at such time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the “Act”), (ii) the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Stock may then be listed and (iii) the grant, sale and/or issuance complies with all other applicable laws, regulations, rules and orders which may then be in effect.  As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

Appendix B

17.         RESTRICTIVE LEGENDS.  The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

18.         NOTICES.  Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

This Plan, as adopted by the Board of Directors as of March 11, 2009.

PATIENT SAFETY TECHNOLOGIES, INC., a Delaware corporation

Signature:	/s/ Steven H. Kane

Printed Name: Steven H. Kane
Title: Chairman of the Board of Directors

PROXY
— COMMON STOCK

PATIENT SAFETY TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
AUGUST 6, 2009

              The undersigned hereby appoints Steven H. Kane and Mary A. Lay, or either of them, as attorneys and proxies to vote all the shares of Common Stock, par value $0.33 per share, of Patient Safety Technologies, Inc. (the “Company”), which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of June 16, 2009, at the Company’s Annual Meeting of Stockholders, to be held at the Los Angeles Airport Marriott Hotel, located at 5855 W. Century Blvd., Los Angeles, California, on August 6, 2009, at 10:00 a.m., and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

               The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted “FOR” the election of all of the nominees in item 1 and “FOR” items 2, 3, 4 and 5 below, each of said items being more fully described in the notice of meeting and accompanying proxy statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted “FOR” adjournment.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF THE CARD

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

Internet xxx Use the Internet to vote your proxy, Have your proxy card in hand when you access the web site	OR	Telephone xxx-xxx-xxxx Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

Proposal No. 1
Approval of the election to the Board of Steven H. Kane, John P. Francis and Howard E. Chase as Class I Directors for a term expiring in 2010, Wenchen Lin as Class II Directors for a term expiring in 2011, and Loren L. McFarland as Class III Directors for a term expiring in 2012, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended.

FOR the nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all the nominee(s) listed
☐	☐

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

Proposal No. 2
Ratification of the appointment by the Board of Directors of the Company of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 3	Approval of the amendment and restatement of the Company's certificate of incorporation to increase the authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 4	Approval of the Company’s 2009 Stock Option Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 5	Approval of the amendment and restatement of the Company’s certificate of incorporation to provide for annual election of all directors.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.
PLEASE DATE, SIGN AND MAIL PROXY CARD IN THE ENCLOSED ENVELOPE

Signature of Common Stockholder(s):	Dated: , 2009

Signature of Common Stockholder(s):	Dated: , 2009

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY
— PREFERRED STOCK

PATIENT SAFETY TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
AUGUST 6, 2009

              The undersigned hereby appoints Steven H. Kane and Mary A. Lay, or either of them, as attorneys and proxies to vote all the shares of Preferred Stock, par value $0.33 per share, of Patient Safety Technologies, Inc. (the “Company”), which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of June 16, 2009, at the Company’s Annual Meeting of Stockholders, to be held at the Los Angeles Airport Marriott Hotel, located at 5855 W. Century Blvd., Los Angeles, California, on August 6, 2009, at 10:00 a.m., and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

               The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted “FOR” the election of all of the nominees in item 1 and “FOR” items 2, 3, 4 and 5 below, each of said items being more fully described in the notice of meeting and accompanying proxy statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted “FOR” adjournment.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF THE CARD

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

Internet xxx Use the Internet to vote your proxy, Have your proxy card in hand when you access the web site	OR	Telephone xxx-xxx-xxxx Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

Proposal No. 1
Approval of the election to the Board of Steven H. Kane, John P. Francis and Howard E. Chase as Class I Directors for a term expiring in 2010, Herbert Langsam and Wenchen Lin as Class II Directors for a term expiring in 2011, and Dr. Louis Glazer and Loren L. McFarland  as Class III Directors for a term expiring in 2012, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended.

FOR the nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all the nominee(s) listed
☐	☐

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

Proposal No. 2
Ratification of the appointment by the Board of Directors of the Company of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 3	Approval of the amendment and restatement of the Company's certificate of incorporation to increase the authorized number of shares of Common Stock from 25,000,000 shares to 100,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 4	Approval of the Company’s 2009 Stock Option Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 5	Approval of the amendment and restatement of the Company’s certificate of incorporation to provide for annual election of all directors.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.
PLEASE DATE, SIGN AND MAIL PROXY CARD IN THE ENCLOSED ENVELOPE

Signature of Preferred Stockholder(s):	Dated: , 2009

Signature of Preferred Stockholder(s):	Dated: , 2009

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.